SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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ENVIRO TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
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NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

____________________

TO BE HELD ON AUGUST 20, 2020

We will hold the 2020 annual meeting of shareholders of Enviro Technologies, Inc. on Thursday, August 20, 2020 at our principal executive offices located at 821 NW 57 Place, Fort Lauderdale, FL 33309 beginning at 9:30 a.m., Eastern time. At the annual meeting you will be asked to vote on the following matters:

•	election of two directors;
•	ratification of the appointment of Liggett & Webb, P.A. as our independent registered public accounting firm for the year ending December 31, 2020;
•	approval of Articles of Amendment to our Articles of Incorporation, as amended, which:
• effects a ten for one (10:1) reverse stock split of our outstanding common stock; and
• eliminates the existing class of preferred stock and create a new class of blank check preferred stock consisting of 5,000,000 shares;
•	approval of the reincorporation of our company from Idaho to Florida;
•	a non-binding advisory vote on the frequency of an advisory vote on executive compensation;
•	a non-binding advisory vote on executive compensation; and
•	any other business as may properly come before the meeting.

The board of directors has fixed the close of business on July 7, 2020 as the record date for determining the shareholders that are entitled to notice of and to vote at the 2020 annual meeting of shareholders and any adjournments thereof.

All shareholders are invited to attend the annual meeting. Your vote is important regardless of the number of shares you own. Please vote your shares by proxy over the Internet or by mail, by telephone or by facsimile.

By order of the board of directors

Fort Lauderdale, Florida	/s/ John A. DiBella
July 8, 2020	John A. DiBella
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on August 20, 2020: This proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available free of charge on our website www.evtn.com and through the U.S. Securities and Exchange (“SEC”)’s website www.sec.gov.

ENVIRO TECHNOLOGIES, INC.

PROXY STATEMENT

2020 ANNUAL MEETING OF SHAREHOLDERS

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the SEC on April 13, 2020 (the “2019 10-K”).

Unless the context otherwise indicates, when used in this proxy statement, the terms "EVTN,” “we,” “us, “our” and similar terms refer to Enviro Technologies, Inc., an Idaho corporation, and our subsidiary Florida Precision Aerospace, Inc., a Florida corporation. In addition, "2018" refers to the year ended December 31, 2018, “2019” refers to the year ended December 31, 2019 and “2020” refers to the year ending December 31, 2020.

We maintain a corporate website at www.evtn.com. The information which appears on our corporate website is not part of this proxy statement.

Shareholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2020 ANNUAL MEETING OF SHAREHOLDERS

ENVIRO TECHNOLOGIES, INC.

GENERAL INFORMATION

The accompanying proxy is solicited by the board of directors of Enviro Technologies, Inc. for use at our 2020 annual meeting of shareholders to be held on Thursday, August 20, 2020 at our principal executive offices located at 821 NW 57 Place, Fort Lauderdale, FL 33309 beginning at 9:30 a.m., Eastern time, or any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of 2020 annual meeting of shareholders. The date of this proxy statement is July 8, 2020, the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our shareholders.

This proxy statement and the accompanying proxy card are being mailed to owners of shares of our common stock, which is our only class of voting securities, in connection with the solicitation of proxies by the board of directors for the 2020 annual meeting of shareholders. This proxy procedure is necessary to permit all common shareholders, many of whom live throughout the United States and are unable to attend the 2020 annual meeting in person, to vote. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

Electronic access. To access our proxy statement and 2019 10-K electronically, please visit our corporate website at www.evtn.com.

Voting securities. Only our shareholders of record as of the close of business on July 7, 2020, the record date for the 2020 annual meeting, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 49,499,497 shares of our common stock issued and outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the 2020 annual meeting. Each holder of record as of that date is entitled to one vote for each share held. In accordance with our bylaws, the presence of at least a majority of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold 2020 annual meeting and conduct business. You will be considered part of the quorum if you voted on the Internet, by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2020 annual meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker non-votes. If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker, bank or other nominee can register your shares as being present at the 2020 annual meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required. Your broker, bank or other nominee does not have discretionary authority to vote on the election of the directors (Proposal 1), the approval of the Articles of Amendment (Proposal 3), the approval of the reincorporation (Proposal 4), the non-binding advisory vote on the frequency of an advisory vote on executive compensation (Proposal 5) or the non-binding advisory vote on executive compensation (Proposal 6) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on this matter. Your broker, bank or other nominee does have discretionary voting authority to vote your shares on the ratification of Liggett & Webb, P.A. as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 2) even if the broker, bank or other nominee does not receive voting instructions from you. In any event, it is particularly important that you instruct your broker as to how you wish to vote your shares.

Voting of proxies. All valid proxies received prior to the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a common shareholder’s choice with respect to any matter to be acted upon, the shares will be

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voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individual named on the proxy card as recommended by the board of directors. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our corporate secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. A common shareholder wanting to vote in person at the 2020 annual meeting and holding shares of our common stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the 2020 annual meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Vote required. The two nominees receiving the greatest numbers of votes at the meeting, assuming a quorum is present, will be elected to the two director positions to serve until their terms expire or until their successors have been duly elected and qualified. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Assuming a quorum is present, the balance of the proposals must be approved by the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting and entitled to vote. Abstentions will be counted in tabulations of the votes cast on each such proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will be excluded from the vote and will have no effect on the outcome.

Board of directors recommendations. The board of directors recommends a vote FOR Proposals 1, 2, 3, 4 and 6 and a frequency of three years on Proposal 5.

Attendance at the annual meeting. You are invited to attend the annual meeting only if you were an EVTN shareholder or joint holder as of the close of business on July 7, 2020, the record date, or if you hold a valid proxy for the 2020 annual meeting. In addition, if you are a shareholder of record (owning shares in your own name), your name will be verified against the list of registered shareholders on the record date prior to your being admitted to the annual meeting. If you are not a shareholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 9:30 a.m., local time. Check-in will begin at 9 a.m., local time.

Communications with our board of directors. You may contact any of our directors by writing to them c/o Enviro Technologies, Inc., 821 NW 57 Place, Fort Lauderdale, FL 33309. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about EVTN.

Who can help answer your questions? If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

John A. DiBella

Chief Executive Officer

Enviro Technologies, Inc.

821 NW 57 Place

Fort Lauderdale, FL 33309

Telephone: (954) 958-9968

email: jdibella@evtn.com

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PROPOSAL 1

ELECTION OF DIRECTORS

The board has nominated the following two individuals for election as directors, each to hold office until the 2021 annual meeting of shareholders or until his successor has been duly elected and qualified. The nominees include our current directors, all of whom are standing for re-election.

Name	Age	Positions	Director Since
John A. DiBella	48	Chief Executive Officer, President and Chief Financial Officer	2006
Raynard Veldman	60	Director	2014

The following is biographical information for the director nominees:

John A. DiBella has served as a member of our board of directors since August 2006 and Chief Executive Officer and Chief Financial Officer since November 2011. From 2000 through January 2002 Mr. DiBella provided consulting services to our company. In January 2002 we hired him to serve as a Vice President and Director of Business Development, and thereafter prior to be named Chief Executive Officer Mr. DiBella served as our Chief Operating Officer. Mr. DiBella has served as a manager of PDE Engineering LLC since its formation in May 2020. Mr. DiBella co-founded and served as President of PBCM, a financial management company located in New Jersey from 1997 to 1999. Prior to co-founding PBCM, Mr. DiBella worked for Donaldson, Lufkin and Jenrette, a NYSE member firm. Mr. DiBella’s operational experience with our company were factors considered by our board of directors in concluding that he should be serving as a director of our company.

Raynard Veldman has served as a member of our board of directors since August 2014. Since 2014, Mr. Veldman has operated Veldman Consulting Corporation which provides consulting services, commission sales, and has made investments in the oil and gas and chemical industries where he is an active participant in the businesses.  He served as vice president for Magnablend, Inc., a custom chemical blending and manufacturing company from February 2012 to July 2014. From April 2001 through February 2012 he served as business and product manager for Weatherford, Inc. in their Engineered Chemistry Division. He has over 30 years of experience in the domestic and international oil and gas industry. Mr. Veldman has a M.S. in Chemical Engineering from the University of Houston and a B.S. in Chemical Engineering from the University of Texas. He has also periodically served as a consultant to EVTN since 2009. Mr. Veldman’s professional background as an engineer and his professional experience in the oil and gas industry were factors considered by our board of directors in concluding that he should be serving as a director of our company.

There are no family relationships between any of the executive officers and directors. The board of directors has determined that Mr. Veldman will be an independent director within the meaning of Rule 803 of the NYSE American Company Guide.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION

OF THE DIRECTOR NOMINEES.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF LIGGETT & WEBB, P.A.

The board of directors has appointed Liggett & Webb, P.A. as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020. We have invited representatives of Liggett & Webb, P.A. to attend the 2020 annual meeting. Although shareholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Liggett & Webb, P.A. to our shareholders for ratification to permit our shareholders to participate in this important corporate decision. If not ratified, the board of directors will reconsider the selection, although the board of directors will not be required to select a different independent auditor for our company. Even if the appointment is ratified, the board of directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the board of directors determines that such a change would be in our best interests.

Fees and services

The following table shows the fees that were billed for the audit and other services provided for 2019 and 2018:

	2019	2018

Audit Fees	$32,000	$32,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$32,000	$32,000

Audit Fees — This category includes the audit of our annual financial statements and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC, other SEC filings and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our board of directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of the Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to 2019 were pre-approved by the entire board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION

 OF THE APPOINTMENT OF LIGGETT & WEBB, P.A.

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PROPOSAL 3

AMENDMENT TO THE EVTN’S ARTICLES OF INCORPORATION

On June 23, 2020 our board of directors approved, and recommended that the shareholders approve, and amendment to our Articles of Incorporation, or the “Amendment,” which:

•	effects a ten for one (10:1) reverse stock split of our outstanding common stock; and
•	eliminates the existing authorized preferred stock and creates a class of “blank check” preferred stock consisting of 5,000,000 shares.

The form of Amendment is attached to this proxy statement as Appendix A.

Reasons for the reverse stock split and the change in authorized preferred stock

Following the sale of our patented Voraxial® Separator technology to Schlumberger Technology Corporation and its subsidiaries, or collectively Schlumberger, in June 2017, our operations are presently limited to the manufacture the Voraxial® Separator under a Supply Agreement for Cameron Solutions, Inc., an affiliate of Schlumberger. The Supply Agreement with Cameron Solutions, Inc. expires in June 2020 and we do not expect that it will be renewed prior to its expiration for various reasons including the lack of revenues the Supply Agreement generated for EVTN. As part of the agreement, Schlumberger granted us Grant Back Licenses to make, use, sell, offer for sale, and import products and processes embodying the intellectual property outside the oil and gas market which we have branded as “V-Inline”. Although our management initially believed that the Grant Back Licenses could potentially provide additional revenues through the sale of V-Inline separators outside the oil and gas industry, to date we have not been successful in generating significant revenues from the Grant Back Licenses.

Following the closing of the transaction with Schlumberger, we are materially dependent on revenues from a limited number of customers. In addition, as a result of our historic concentration on sales to customers in the oil and gas industry, the decline in oil prices during the first part of 2020 had a materially adverse impact on our sales beginning with the first quarter of 2020 and continuing through the second quarter of 2020. During the first quarter of 2020 we experienced a slowdown from customer’s inquiries and we expect that trend to continue until such time as the full impact of the Covid-19 pandemic is known, travel restrictions are lifted and corporate capital expenditures are normalized. Accordingly, in an effort to provide additional sources of revenue for our company, from time to time our management either seeks out or reviews third party proposals for potential corporate opportunities such as mergers or acquisitions. Our board of directors has recommended the reverse stock split and the change in our authorized preferred stock to provide maximum flexibility in the event a corporate opportunity should present itself which the board would determine is beneficial to our shareholders. We are not a party, however, at this time, to any agreements or understandings regarding any corporate transactions, including mergers, acquisitions or similar transactions.

Overall impact of the Amendment

Of the 250,000,000 shares of presently authorized common stock, there are 49,499,497 shares outstanding. Upon the effectiveness of the reverse stock split, the number of outstanding shares of our common stock will be automatically reduced to approximately 4,949,950 shares, subject to rounding, but the number of authorized shares of common stock will not change thereby increasing the number of shares of common stock which may be available for future issuance. The following table sets forth the change in the percentage of authorized but unissued shares of common stock before and after the reverse stock split:

Capitalization Prior to the Reverse Stock Split:
Common Stock:
Authorized for Issuance	250,000,000
Outstanding:	49,499,497
Reserved for Issuance:	0
Available for Issuance:	200,500,503

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Capitalization Immediately Following the Reverse Stock Split:
Common Stock:
Authorized for Issuance:	250,000,000
Outstanding (approximate, subject to rounding):	4,949,950
Reserved for Issuance:	0
Available for Issuance:	245,050,050

The reverse stock split will not affect the par value of our common stock, which will remain $0.001 per share. As a result, at the effective time of the reverse stock split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

In addition to 250,000,000 shares of common stock, our authorized capital includes 7,250,000 shares of preferred stock which was initially created in 1997. Of the 7,250,000 authorized, we issued 6,000,000 shares which were converted into 6,000,000 shares of our common stock on December 31, 2002. There are no shares of this class of preferred stock presently outstanding and we have no intention to issue any such shares. The Amendment will eliminate the existing class of preferred stock from our authorized capital and vest in the board of directors the authority to create one or more series of preferred stock up to 5,000,000 shares, and to determine by resolution the terms of each such series referred to as “blank check” provisions, without further shareholder approval. The authority of the board of directors with respect to each series, without limitation, includes a determination of the following: (a) the number of shares to constitute the series; (b) the liquidation rights, if any; (c) the dividend rights and rates, if any; (d) the rights and terms of redemption; (e) the voting rights, if any, which may be full, special, conditional, or limited; (f) whether the shares will be convertible or exchangeable into securities of our company, and the rates thereof, if any; (g) any limitations on the payment of dividends on the common stock while any series is outstanding; (h) any other provisions that are not inconsistent with the Amendment and our Articles of Incorporation; and (i) any other preference, limitations, or rights that are permitted by law.

Our authorized but unissued common stock and the newly created class of “blank check” preferred stock may be issued at the direction of our board of directors at such times, in such amounts and upon such terms as our board of directors may determine, without further approval of our shareholders unless, in any instance, such approval is expressly required by law. The resulting increase in the number of authorized but unissued and shares of common stock as a result of the reverse stock split may affect the rights of existing holders of common shares to the extent that future issuances of common shares reduce each existing shareholder’s proportionate ownership and voting rights in our company. In addition, possible dilution caused by future issuances of common shares could be accompanied by a decline in the market price of our shares, assuming a market for our common stock continues, of which there is no assurance.

If this Proposal 3 is approved, the availability of undesignated “blank check” preferred stock may have certain negative effects on the rights of holders of the common stock. The actual effect of the issuance of any shares of preferred stock upon the rights of holders of common stock cannot be stated until the board of directors determines the specific rights of the holders of such preferred stock. If approved, the Amendment will permit the board of directors, without future shareholder approval, to issue “blank check” preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our common stock. Specifically, the Board will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of common stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of common stock receiving less in the event of a liquidation, dissolution or other winding up of EVTN, reduce the amount of funds, if any, available for dividends on common stock, and dilute the voting power of the holders of our common stock. Shares of preferred stock that are issued by EVTN and subsequently redeemed or converted into another security of EVTN would be available to be reissued by us and the board of directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

The additional common stock that will be available for issuance following the effective date of the Amendment, as well as the “blank check” preferred stock, could each have material anti-takeover consequences, including the ability of our board of directors to issue additional shares of common stock without additional shareholder approval because unissued common stock could be issued by

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our board of directors in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further shareholder approval, our board of directors could strategically sell common shares in a private transaction to purchasers who would oppose a takeover. In addition, because shareholders do not have preemptive rights under our Articles of Incorporation, the rights of existing shareholders may (depending on the particular circumstances in which the additional common shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of our company. The “blank check” preferred could also be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of EVTN. For example, the board of directors could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by our common shareholders or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by shareholders. In proposing the Amendment, our board of directors was not motivated by the threat of any attempt to accumulate shares or otherwise gain control of our company. However, shareholders should nevertheless be aware that approval of the Amendment could facilitate our efforts to deter or prevent changes of control in the future.

Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizing certain federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1986, as amended, or the "Code,", the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this information statement was first mailed to shareholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). The following discussion has not been prepared by tax counsel, but has been reviewed by management and is believed to be accurate as of the date of this information statement. Our views regarding the tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed herein.

The receipt of the common stock following the effective date of the reverse stock split, solely in exchange for the common stock held prior to the reverse stock split, will not generally result in the recognition of gain or loss to the shareholders. The value of the additional share received by a shareholder in lieu of a fractional share, however, might result in a gain or loss based upon the difference between the value of the additional share and the basis in the surrendered fractional share.

The adjusted tax basis of a shareholder in the common stock received after the reverse stock split will be the same as the adjusted tax basis of the common stock held prior to the reverse stock split exchanged therefore (subject to the treatment of fractional shares), and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by us as a result of the reverse stock split.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THIS SUMMARY ASSUMES THAT OUR SHARES ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO OUR SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT MAY VARY AS TO EACH SHAREHOLDER DEPENDING ON THE STATE IN WHICH SUCH SHAREHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE STOCK SPLIT, INCLUDING, BUT NOT LIMITED TO,

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THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE STOCK SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

How the Amendment will be enacted

If this Proposal 3 is approved by our shareholders at the 2020 annual meeting, we will file the Amendment with the Secretary of State of Idaho. On the effective date of the Amendment, every share of issued and outstanding common stock, or the “Old Common Stock,” prior to the effective date of the reverse stock split will be reclassified and converted into one validly issued, fully paid and non-assessable share of common stock, or the “New Common Stock”. Each certificate representing shares of Old Common Stock will thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby. No cash will be paid or distributed as a result of the reverse stock split, and no fractional shares will be issued. All fractional shares which would otherwise be required to be issued as a result of the reverse stock split will be rounded up to a whole share. On the effective date of the Amendment, our existing preferred stock will cease to exist and will be replaced by the “blank check” preferred stock.

On the effective date of the reverse stock split our common stock will be quoted on the Pink tier of the OTC Markets on a post-split basis under the symbol “EVTND” for 20 business days, after which time the symbol will revert back to EVTN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT

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PROPOSAL 4

REINCORPORATION OF EVTN FROM THE STATE OF IDAHO

TO THE STATE OF FLORIDA

In this section of the proxy statement, we sometimes refer to EVTN as an Idaho corporation before reincorporation as “EVTN Idaho” and EVTN as a Florida corporation after reincorporation as “EVTN Florida.”

The board of directors has unanimously approved and recommends to our shareholders this proposal to change EVTN’s state of incorporation from Idaho to Florida, which we refer as the “Reincorporation”. If our shareholders approve this proposal, we will accomplish the Reincorporation by domesticating in Florida as provided in the Idaho Business Corporation Act, as amended, or the “IBCA”, and, to the extent applicable, the Idaho Entity Transactions Act, as amended, and converting to a Florida corporation as provided in the Florida Business Corporation Act of the State of Florida, as amended, or the “FBCA”.

Summary

Assuming that shareholder approval of this proposal is obtained and the Reincorporation becomes effective:

•	the affairs of EVTN will cease to be governed by Idaho corporation laws, the affairs of EVTN will become subject to Florida corporation laws, and EVTN’s existing Articles of Incorporation and existing Bylaws will be replaced by a new Articles of Incorporation and new Bylaws, as more fully described below;

•	EVTN Florida will (i) be deemed to be the same entity as EVTN Idaho for all purposes under the laws of Florida, (ii) continue to have all of the rights, privileges and powers of EVTN Idaho, except for such changes that result from being subject to Florida law and becoming subject to the Florida Articles of Incorporation and Florida Bylaws (iii) continue to possess all of the properties of EVTN Idaho, and (iv) continue to have all of the debts, liabilities and obligations of EVTN Idaho;

•	each outstanding share of EVTN Idaho common stock will continue to be an outstanding share of EVTN Florida common stock; and

•	each director or officer of EVTN Idaho will continue to hold his respective office with EVTN Florida.

General Information

The board of directors has adopted a plan of conversion/domestication substantially in the form attached as Appendix B to this proxy statement, or the “Plan of Domestication,” to accomplish the Reincorporation. Assuming the presence of a quorum at the 2020 annual meeting, this proposal will be approved by the shareholders if the votes cast in favor of the proposal exceed the votes cast against the proposal. Assuming that shareholder approval of this proposal is obtained, EVTN intends to file with the Idaho Secretary of State a statement of domestication, or the “Idaho Statement of Domestication,” and intends to file with the Florida Secretary of State (i) articles of domestication, or the “Articles of Domestication,” and (ii) articles of incorporation, which we refer to as the Florida Articles of Incorporation, which will govern EVTN as a Florida corporation, substantially in the form attached as Exhibit A to the Articles of Domestication. In addition, assuming that shareholder approval of this proposal is obtained and the Idaho Statement of Domestication, Florida Articles of Domestication and Florida Articles of Incorporation are filed, the Bylaws substantially in the form attached as Exhibit B to the Articles of Domestication, or the Florida Bylaws, will be the Bylaws for EVTN Florida. Approval of this proposal by our shareholders will constitute approval of the Reincorporation and the Articles of Domestication. Upon approval of the Reincorporation and the filing of the appropriate documents with the State of Idaho and the State of Florida, EVTN will be a Florida corporation governed by the Florida Articles of Incorporation and the Florida Bylaws.

The Reincorporation will not affect the trading of the shares of our common stock, which will continue to be quoted on the Pink tier of the OTC Markets under the same symbol, “EVTN.” EVTN Florida will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shareholders who own shares of EVTN Idaho

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common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares in EVTN Florida after the Reincorporation, and shareholders holding restricted shares of EVTN Idaho common stock prior to the Reincorporation will continue to hold shares in EVTN Florida after the Reincorporation subject to the same restrictions on transfer. In summary, the Reincorporation will not change the respective positions under federal securities laws of EVTN or its shareholders.

Reasons for the Reincorporation

We were originally incorporated in Idaho in 1964, where our company conducted its operations until 1994 when it ceased its then historic business. Since our acquisition of Florida Precision Aerospace, Inc. in 1996, our business and operations have been located in Florida. Our company lacks a legal nexus with Idaho, and from time to time it has been burdensome and costly to obtain special Idaho counsel to represent us in connection with various business matters. In addition, the FBCA is largely modeled on the Revised Model Business Corporation Act which is promulgated by the Corporate Laws Committee of the Business Law Section of the American Bar Association. Accordingly, the relative clarity and predictability of many areas of Florida corporate law which are lacking under the Idaho statute should offer added advantages to EVTN by allowing the board of directors to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Changes as a Result of Reincorporation

If this proposal is approved, the Reincorporation will effect a change in the legal domicile of EVTN and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of EVTN’s Shareholders’ Rights Before and After the Reincorporation.” The Reincorporation is not expected to affect any of EVTN’s material contracts with any third parties, and EVTN’s rights and obligations under such material contracts will continue as rights and obligations of EVTN Florida. The Reincorporation itself will not result in any change in EVTN’s business, jobs, management, number of employees, assets, liabilities or net worth (other than transaction costs incident to the Reincorporation). Further, the directors and officers of EVTN Idaho immediately prior to the Reincorporation will continue to be the directors and officers of EVTN Florida immediately after the Reincorporation, and the subsidiary of EVTN Idaho immediately prior to the Reincorporation will continue to be the subsidiary of EVTN Florida immediately after the Reincorporation.

The Plan of Domestication

The Reincorporation will be effected pursuant to the Plan of Domestication to be adopted by EVTN Idaho. The Plan of Domestication provides that EVTN will convert into a Florida corporation and will be subject to all of the provisions of the FBCA. By virtue of the Reincorporation, all of the rights, privileges and powers of EVTN Idaho, all property owned by EVTN Idaho, all debts due to EVTN Idaho and all causes of action belonging to EVTN Idaho immediately prior to the Reincorporation will remain vested in EVTN Florida following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of EVTN immediately prior to the Reincorporation will remain attached to EVTN Florida following the Reincorporation. Each director and officer of EVTN Idaho will continue to hold his respective office with EVTN Florida.

If this proposal is approved by our shareholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Idaho Secretary of State and the Florida Secretary of State, as applicable) of the Idaho Statement of Domestication, the Florida Articles of Domestication and the Florida Articles of Incorporation. If this proposal is approved, it is anticipated that the board of directors will cause the Reincorporation to be effected as soon as practicable following the effectiveness of the reverse stock split described in Proposal 3 of this proxy statement, assuming that proposal is approved by our shareholders at the 2020 annual meeting. However, the Reincorporation may be delayed by the board of directors or the Plan of Domestication may be terminated and abandoned by action of the board of directors at any time prior to the effective time of the Reincorporation, whether before or after approval by EVTN’s shareholders, if the board of directors determines for any reason that such delay or termination would be in the best interests of EVTN and its shareholders.

EVTN’s shareholders will not be required to exchange their EVTN Idaho stock certificates for new EVTN Florida stock certificates. Following the effective time of the Reincorporation, any EVTN Idaho stock certificates submitted to EVTN for transfer,

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whether pursuant to a sale or otherwise, will automatically be exchanged for EVTN Florida stock certificates. EVTN shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) to EVTN unless and until requested to do so.

Description of EVTN’s Capital Stock Upon the Effectiveness of the Reincorporation

Assuming that this proposal is approved by our shareholders and the Reincorporation becomes effective, EVTN will convert into EVTN Florida, which will be a corporation incorporated in the State of Florida. The rights of shareholders of EVTN Florida will generally be governed by Florida law, the Florida Articles of Incorporation and the Florida Bylaws. The following is a description of the capital stock of EVTN Florida upon the effectiveness of the Reincorporation. This description is not intended to be complete and is qualified in its entirety by reference to Florida law, including the FBCA, and the full texts of the Florida Articles of Incorporation and the Florida Bylaws, copies of which are attached as Exhibits A and B, respectively, to the Plan of Domestication, which is attached as Appendix B to this proxy statement.

Upon the effectiveness of the Reincorporation, and assuming Proposal 3 is approved by our shareholders at the 2020 annual meeting, the authorized capital of EVTN Florida will be 250,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share, issuable in such series and with such designations, rights and preferences as the board of directors may determine from time to time. Upon the effectiveness of the Reincorporation, the holders of outstanding shares of EVTN Florida common stock will continue to be entitled to receive dividends and other distributions out of assets legally available at times and in amounts as the board of directors may determine from time to time. All shares of EVTN Florida common stock will be entitled to participate ratably with respect to dividends or other distributions. If EVTN Florida is liquidated, dissolved or wound up, voluntarily or involuntarily, holders of EVTN Florida common stock will be entitled to share ratably in all assets of EVTN Florida available for distribution to EVTN Florida shareholders after the payment in full of any preferential amounts to which holders of any EVTN Florida preferred stock may be entitled from time to time. Holders of EVTN Florida common stock will continue to be entitled to one vote per share on all matters to be voted upon by shareholders. Shareholders will continue to not be entitled to cumulate votes in voting for directors. There will be no preemption, redemption, sinking fund or conversion rights applicable to EVTN Florida common stock under the Florida Articles of Incorporation or the Florida Bylaws.

Limitation of Director Liability and Indemnification

The Florida Articles of Incorporation provides that, to the fullest extent permitted by Florida law, no director of EVTN Florida will be personally liable to EVTN Florida or its shareholders for monetary damages for breach of fiduciary duty as a director. Florida law currently provides that a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision to take or not to take action, or any failure to take any action, as a director, unless:

•	the director breached or failed to perform his or her duties as a director; and;

•	the director’s breach of, or failure to perform, those duties constitutes any of the following:

•	a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful. A judgment or other final adjudication against a director in any criminal proceeding for a violation of the criminal law estops that director from contesting the fact that his or her breach, or failure to perform, constitutes a violation of the criminal law; but does not estop the director from establishing that he or she had reasonable cause to believe that his or her conduct was lawful or had no reasonable cause to believe that his or her conduct was unlawful;

•	a circumstance under which the transaction at issue is one from which the director derived an improper personal benefit, either directly or indirectly;

•	a circumstance under which the liability provisions of Section 607.0834 of the FBCA governing unlawful distributions to shareholders are applicable;

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•

in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful or intentional misconduct; or

•	in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

The Florida Bylaws further provide that EVTN Florida will indemnify each of its directors, officers and employees to the fullest extent authorized by the FBCA and may indemnify other persons as authorized by the FBCA. These provisions do not eliminate any monetary liability of directors under the federal securities laws.

Certain Federal Income Tax Consequences

THE FOLLOWING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF OUR COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

EVTN believes that the Reincorporation from Idaho to Florida will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and subject to the qualifications and assumptions described in this proxy statement: (i) holders of our common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of EVTN Florida’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of the common stock converted therefor and (iii) the holding period of the shares of EVTN Florida’s common stock received in the Reincorporation will include the holding period of the shares of the common stock converted therefor.

Comparison of EVTN’s Shareholders’ Rights Before and After the Reincorporation

Because of differences between the IBCA and the FBCA, as well as differences between EVTN’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of EVTN’s shareholders. Summarized below are the most significant provisions of the IBCA and FBCA, along with the differences between the rights of the shareholders of EVTN immediately before and immediately after the Reincorporation that will result from the differences between the IBCA and the FBCA and related differences between EVTN’s existing Articles of Incorporation and EVTN’s existing Bylaws, on the one hand, and the Florida Articles of Incorporation and the Florida Bylaws, on the other hand. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the IBCA, the FBCA, EVTN’s existing Articles of Incorporation, EVTN’s existing Bylaws, the Florida Articles of Incorporation and the Florida Bylaws. Copies of the EVTN’s existing Articles of Incorporation, as amended, have been filed as Exhibit 3.i to the Registration Statement on Form 10 filed with the SEC on September 24, 1999 and Exhibit 3.2 to the Current Report on Form 8-K filed with the SEC on November 13, 2017. A copy of EVTN’s existing Bylaws have been filed as Exhibit 3.ii to the Registration Statement on Form 10 filed with the SEC on September 24, 1999. See “Where You Can Find More Information” appearing later in this proxy statement.

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Provision	Idaho law	Florida law
Elections; Voting; Procedural Matters
Number of Directors	A corporation must have at least one director and the number of directors must be specified in, or fixed in accordance with, the articles of incorporation or bylaws. The number of directors may be increased or decreased by amendment to, or in the manner provided in, the articles of incorporation or bylaws.	Florida law provides that corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

	The existing Articles of Incorporation provide that the board of directors shall consist of not less than one nor more than seven directors. The board of directors has the power to fix by resolution the number of directors within such limit.	The Florida Articles of Incorporation and Florida Bylaws will provide that the board of directors shall initially consist of the directors designated in the Florida Articles of Incorporation and also will provide that the number of directors making up the board of directors shall be such number as may be from time to time fixed by a Board resolution. Subject to the foregoing provisions, the number of directors of EVTN Florida will be initially fixed at two.

Classified Board of Directors	A corporation may classify its board of directors into as many as three groups with staggered terms of office.	Under Florida law, the articles of incorporation or the bylaws may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares.

	The existing Articles of Incorporation and existing Bylaws do not provide for a classified board of directors.	The Florida Articles of Incorporation and Florida Bylaws will not provide for a classified board of directors.

Removal of Directors	Directors of a corporation generally may be removed with or without cause (unless the articles of incorporation provide that directors may be removed only for cause) if the number of votes in favor of removal exceeds the number of votes against removal.	Florida law provides that the any director may be removed, with or without cause, from office by the vote of stockholders.

	The existing Articles of Incorporation do not vary from the Idaho statutory rule above.	The Florida Articles of Incorporation will not vary from the Florida statutory rule above.

Shareholder Voting – Quorum	A majority of the shares entitled to be voted on a matter generally constitutes a quorum for action on that matter unless the articles of incorporation provide otherwise.	A majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of shareholders unless the certificate of incorporation or bylaws provide otherwise.

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Provision	Idaho law	Florida law
	The existing Articles of Incorporation do not vary from the Idaho statutory rule above.	The Florida Bylaws will provide that the holders of at least 33 1/3% of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum.

Shareholder Voting – Action Generally	In all matters other than the election of directors, corporate action voted on by shareholders generally is approved if the number of votes in favor exceeds the number of votes in opposition, unless the articles of incorporation require a greater number of affirmative votes.	In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter generally constitutes the act of shareholders, unless the certificate of incorporation or bylaws provide otherwise.

	The existing Articles of Incorporation do not vary from the Idaho statutory rule above.	The Florida Articles of Incorporation will not vary from the Florida statutory rule above.

Shareholder Voting – Director Elections	Unless otherwise provided in the articles of incorporation, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.	Florida law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.

	The existing Articles of Incorporation and existing Bylaws do not vary from the Idaho statutory rule above.	The Florida Articles of Incorporation and the Florida Bylaws will not vary from the Florida statutory rule above.

Shareholder Action by Written Consent

Any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting if each shareholder entitled to vote on the action signs a consent describing the action to be taken. The articles of incorporation may provide that any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

Florida law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of the outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

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Provision	Idaho law	Florida law
The existing Articles of Incorporation do not provide that action by consent of the majority of the shareholders.	The Florida Articles of Incorporation and Florida Bylaws will not vary from the Florida statutory rule above.

Shareholder Vote for Mergers and Other Corporate Reorganizations	In addition to approval by the board of directors, a plan of merger or share exchange generally must be approved by the shareholders, by a number of votes in favor exceeding the number of votes in opposition, unless the articles of incorporation require a greater number of affirmative votes. A shareholder vote of the surviving corporation of a merger or share exchange generally is not required (unless otherwise provided in its articles of incorporation) if: (a) its articles of incorporation will not be changed, (b) each shareholder immediately before the effective date of the merger or share exchange will hold the same number of shares, with identical preferences, limitations and relative rights immediately after the effective date; and (c) either (i) no shares, securities or rights are issued for consideration other than cash or cash equivalents in connection with the merger or share exchange, or (ii) the voting power of shares issued and issuable as a result of the merger or share exchange do not exceed 20% of the voting power of the shares of the corporation outstanding immediately before the transaction. Idaho law generally requires approval by the shareholders, by a number of votes in favor exceeding the number of votes in opposition, of an asset disposition that would leave a corporation without a significant continuing business activity. A corporation is conclusively deemed to have retained a significant continuing business activity where it retains a business activity that represented at least 25% of total assets at the end of the most recently completed fiscal year, and 25% of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year.	In addition to approval by the board of directors, the terms of a merger or a sale of substantially all of the assets of a corporation generally must be authorized by a majority of outstanding shares entitled to vote.

A shareholder vote of the surviving corporation in a merger generally is not required (unless otherwise provided in its articles of incorporation) if the provisions of Section 607.11035 of the FBCA are met in connection with a shareholder approval of a merger of share exchange in connection with a tender offer.

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Provision	Idaho law	Florida law
	Except as described below under “Business Combination Statute”, the existing Articles of Incorporation do not vary from the Idaho statutory rule above.	The Florida Articles of Incorporation will not vary from the Florida statutory rule above.

Board Action by Written Consent	Idaho provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken by the board of directors may be taken without a meeting if each director signs a consent describing the action to be taken and delivers it to the corporation.	Unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if each director or committee member consents to the action in writing or by electronic transmission and the writings or electronic transmissions are filed with the minutes of proceedings of the board or committee.

	The existing Articles of Incorporation and existing Bylaws do not vary from the Idaho statutory rule above.	The Florida Article of Incorporation and Florida Bylaws will incorporate the Florida statutory rule above.

Interested Party Transactions	A director’s conflicting interest transaction may not be enjoined, set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, because the director, or any person with whom or which he has a personal, economic or other association, has an interest in the transaction, if one or more of the following is true: (a) the transaction received the affirmative vote of a majority, but no fewer than two, disinterested directors or committee members who voted on the transaction, after either (i) the director discloses the existence and nature of the conflicting interest and all reasonably material facts, unless already known, or (ii) where the director is bound by a duty of confidentiality with respect to the details of the transaction, the director discloses the existence and nature of the conflicting interest and the character and limitations imposed by the duty of confidentiality and plays no part in the deliberations or vote, (b) the transaction received the affirmative vote of a majority of the votes entitled to be cast after (i) notice to the shareholders describing the conflicting interest transaction, (ii) the director	A director’s conflict of interest transaction is generally not void or voidable and the fact that the transaction is a director’s conflict of interest transaction is generally not grounds for any equitable relief, an award of damages, or other sanctions, because of that relationship or interest, because such director or directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such transaction, or because his or her or their votes are counted for such purpose, if a director’s conflict of interest transaction is fair to the corporation at the time it is authorized, approved, effectuated, or ratified.

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Provision	Idaho law	Florida law
discloses the existence and nature of the conflicting interest and all reasonably material facts, unless already known; and (iii) the director provides to the corporate secretary the identity of all persons holding or controlling the vote of share that the director knows are beneficially owned, or the voting of which is controlled, the director or a related person; or (c) the transaction, judged according to the circumstances at the time of commitment, is established to have been fair to the corporation.

	The existing Articles of Incorporation and existing Bylaws do not vary from the Idaho statutory rule above.	The Florida Articles of Incorporation and Florida Bylaws will not vary from the Florida statutory rule above.

Special Meetings of Shareholders	Special meetings of shareholders may be called by: (a) the board of directors, (b) any persons authorized by the articles of incorporation or bylaws; or (c) the holders of 20% of the votes entitled to be cast, or, if designated by the articles of incorporation, the holders of a lower percentage or higher percentage up to 33 1/3% of the votes entitled to be cast.	Special meetings of shareholders may be called by: (a) the board of directors; or (b) shareholders holding not less than 10%, unless a greater percentage not to exceed 50% is required by the articles of incorporation.

	The existing Idaho Bylaws provide that special meetings of shareholders may be called by: (a) the board of directors; or (b) the holders of at least one-fifth of all the votes entitled to be cast. The existing Bylaws specify procedures related to special meetings.	The Florida Bylaws will not vary from the Florida statutory rule above.

Failure to Hold an Annual Meeting of Shareholders	The failure of a corporation to hold an annual meeting at the time stated in or fixed in accordance with its bylaws does not affect the validity of any corporate action.	The failure of a corporation to hold an annual meeting at the time stated in or fixed in accordance with a corporation’s bylaws or pursuant to the FBCA does not affect otherwise valid corporate acts or work as a forfeiture or dissolution of the corporation. However, the circuit court in the applicable county may summarily order a meeting to be held: (a) on application of any shareholder entitled to vote at an annual meeting if neither an annual meeting has been held nor an action by written consent in lieu thereof has become effective within any 15-month period; or (b) on

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Provision	Idaho law	Florida law
application of one or more shareholders who signed a demand for a special meeting valid under Section 607.0702 of the FBCA, if (1) notice of the special meeting was not given within 60 days after the first day on which the requisite number of demands have been delivered to the corporation’s secretary; or (2) the special meeting was not held in accordance with the notice.

	The existing Articles of Incorporation and existing Bylaws do not vary from the Idaho statutory rule above.	The Florida Articles of Incorporation and Florida Bylaws will not vary from the Florida statutory rule above.

Cumulative Voting	A corporation may provide for cumulative voting in the corporation’s articles of incorporation.	A corporation may provide for cumulative voting in the corporation’s articles of incorporation.

	The existing Articles of Incorporation do not provide for cumulative voting in director elections.	The Florida Articles of Incorporation will not provide for cumulative voting in director elections.

Board Vacancies	Unless otherwise provided in a corporation’s articles of incorporation, a vacancy or newly created directorship on the board of directors may be filled by: (a) the shareholders, (b) the board of directors; or (c) where the directors remaining in office constitute fewer than a quorum, the majority of the directors in office.	Florida corporate law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

	The existing Articles of Incorporation do not vary from the Idaho statutory rule above. The existing Bylaws provide that a vacancy on the board of directors may be filled by the majority of the remaining directors, even if less than a quorum, and that a newly created directorship may be filled by election by the board of directors for a term of office continuing only until the next election of directors by the shareholders.	The Florida Articles of Incorporation and Florida Bylaws will not vary from the Florida statutory rule above.

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Provision	Idaho law	Florida law
Amendment of Articles of Incorporation	A corporation may amend its articles of incorporation by adoption of a board resolution followed by submission of the amendment to the shareholders for their approval, except that shareholder approval is not required for certain administrative amendments or amendments in connection with bankruptcy. Unless the articles of incorporation or the board of directors require a greater number of shares to be present or a greater vote, shareholder approval of an amendment requires: (a) a quorum consisting of at least a majority of the votes entitled to be cast, (b) if any class or series is entitled to vote as a separate group, a quorum consisting of at least a majority of the votes entitled to be cast in that class or series, (c) approval by the shareholders by a number of votes in favor exceeding the number of votes in opposition; and (d) approval by each class or series entitled to vote as a separate group by a number of votes in favor exceeding the number of votes in opposition.	Florida law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

	The existing Articles of Incorporation do not vary from the Idaho statutory rule.	The Florida Articles of Incorporation will not vary from the Florida statutory rule.

Amendment of Bylaws	A corporation’s shareholders may amend or repeal the corporation’s bylaws. A corporation’s directors generally may amend or repeal the corporation’s bylaws unless: (a) the articles of incorporation reserve the power to the shareholders in whole or part, (b) the shareholders, in amending, repealing or adopting the bylaw proposed to be amended or repealed expressly provided that the board of directors may not amend, repeal or reinstate that bylaw; or (c) the bylaw proposed to be amended or repealed increases a quorum or voting requirement for the board of directors and was adopted by the shareholders, unless the bylaws provide otherwise.	Florida law provides that, unless otherwise prohibited by any bylaw adopted by the shareholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the shareholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

	The existing Articles of Incorporation and Bylaws provide that in addition to the power conferred upon the shareholders by laws to make, amend	The Florida Bylaws will permit the board of directors to adopt, amend or repeal the Bylaws.

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Provision	Idaho law	Florida law
or repeal the Bylaws, a majority of the directors also have the power to repeal, amend or adopt new Bylaws.

Indemnification of Officers and Directors and Advancement of Expenses; Limitation on Personal Liability
Indemnification	A corporation may indemnify a person who is a party to a proceeding because he is a director or officer against liability incurred in the proceeding if: (a) he conducted himself in good faith, he reasonably believed that his conduct was in the best interest of the corporation (in the case of conduct in his official capacity), he reasonably believed that his conduct was at least not opposed to the best interest of the corporation (in all cases) and he had no reasonable cause to believe his conduct was unlawful (in the case of any criminal proceeding); or (b) he engaged in conduct for which broader indemnification has been made permissible or obligatory under the articles of incorporation. A corporation may further indemnify a person who is a party to a proceeding because he is an officer against liability incurred in the proceeding to such extent as may be provided by the articles of incorporation, the bylaws or a board resolution except liability in connection with a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding. However, neither a director nor an officer may be indemnified of liability for receipt of a financial benefit to which he is not entitled, an intentional infliction of harm on the corporation or its shareholders or an intentional violation of criminal law, and a director may not be indemnified of liability for a wrongful distribution.

A corporation shall indemnify a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director or officer of the corporation against reasonable expenses incurred	Except as otherwise provided Section 607.0859 of the FBCA, and not in limitation of indemnification allowed under Section 607.0858(1) of the FBCA, a corporation may indemnify an individual who is a party to a proceeding because the individual is or was a director or officer against liability incurred in the proceeding if: (a) the director or officer acted in good faith; (b) the director or officer acted in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation; and (c) in the case of any criminal proceeding, the director or officer had no reasonable cause to believe his or her conduct was unlawful. The conduct of a director or officer with respect to an employee benefit plan for a purpose the director or officer reasonably believed to be in the best interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement of (b) above. The termination of a proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the director or officer did not meet the relevant standard of conduct described in this section. Unless ordered by a court under Section 607.0854(1)(c) of the FBCA, a corporation may not indemnify a director or an officer in connection with a proceeding by or in the right of the corporation except for expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal

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Provision	Idaho law	Florida law
by him in connection with the proceeding.	thereof, where such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation.

A corporation must indemnify an individual who is or was a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because he or she is or was a director or officer of the corporation against expenses incurred by the individual in connection with the proceeding.

Under certain circumstances, a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse expenses incurred in connection with the proceeding by an individual who is a party to the proceeding because that individual is or was a director or an officer if the director or officer delivers to the corporation a signed written undertaking of the director or officer to repay any funds advanced.

Unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board of directors or of the shareholders in the specific case, a director or officer of the corporation who is a party to a proceeding because he or she is or was a director or officer may apply for indemnification or an advance for expenses, or both, to a court having jurisdiction over the corporation which is conducting the proceeding, or to a circuit court of competent jurisdiction. After receipt of an application and after giving any notice it considers necessary, the court may: (a) order indemnification if the court determines that the director or officer is entitled to mandatory indemnification; (b) order indemnification or advance for expenses if the court determines that

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Provision	Idaho law	Florida law

the director or officer is entitled to indemnification or advance for expenses; or (c) under certain circumstances order indemnification or advance for expenses if the court determines, in view of all the relevant circumstances, that it is fair and reasonable to indemnify the director or officer or to advance expenses to the director or officer, even if he or she has not met the relevant standard of conduct. If the director or officer was adjudged liable, indemnification shall be limited to expenses incurred in connection with the proceeding.

Unless ordered by a court under Section 607.0854(1)(c) of the FBCA, a corporation may not indemnify a director or officer or advance expenses to a director or officer if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (a) willful or intentional misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder; (b) a transaction in which a director or officer derived an improper personal benefit; (c) a violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; or (d) in the case of a director, a circumstance under which the liability provisions of Section 607.0834 of the FBCA are applicable.

The existing Articles of Incorporation and Bylaws do not vary from the Idaho statutory rule.	The Florida Articles of Incorporation will provide that EVTN Florida shall indemnify its directors, officers and employees to the fullest extent authorized by the FBCA.

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Provision	Idaho law	Florida law
Limitation on Personal Liability of Directors	In addition to any limitation on liability set forth in a corporation’s articles of incorporation, a director is not liable to a corporation or its shareholders for any action, or failure to take any action, as a director, except for certain conduct consisting of or resulting from: (a) action not in good faith, (b) a decision which the director did not reasonably believe to be in the best interests of the corporation or as to which the director was not appropriately informed, (c) a lack of objectivity or independence due to the director’s familial, relationship with another person having a material interest in the challenged conduct, (d) a sustained failure of the director to be informed about the business and affairs of the corporation or material failure to discharge the oversight function; or (e) receipt of a financial benefit to which the director was not entitled or other breach of the director’s duties to deal fairly with the corporation and its shareholders.	A director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision to take or not to take action, or any failure to take any action, as a director, unless: (a) the director breached or failed to perform his or her duties as a director; and (b) the director’s breach of, or failure to perform, those duties constitutes any of the following: (1) a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (2) a circumstance under which the transaction at issue is one from which the director derived an improper personal benefit, either directly or indirectly; (3) a circumstance under which the liability provisions of Section 607.0834 of the FBCA are applicable; (4) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful or intentional misconduct; or (5) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

	The existing Articles of Incorporation and Bylaws do not vary from the Idaho statutory rule.	The Florida Articles of Incorporation and Florida Bylaws will not vary from the Florida statutory rule.

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Provision	Idaho law	Florida law
Dividends
Declaration and Payment of Dividends	Unless further restricted by the articles of incorporation, a board of directors may authorize and a corporation may make distributions (including dividends, purchases and redemptions) to its shareholders unless: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed to satisfy the preferential rights of shareholders with superior preferential rights.	Under Florida law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

	The existing Articles of Incorporation do not vary from the Idaho statutory rule above	The Florida Articles of Incorporation will not vary from the Florida statutory rule above.

Anti-Takeover Statutes
Business Combination Statute	Generally, a public corporation with at least 50 shareholders may not engage in a business combination or authorize a subsidiary to engage in a business combination with an interested shareholder, or any affiliate or associate of the interested shareholder, for three years after the date the person became an interested shareholder, unless the business combination or the transaction that resulted in the person becoming an interested shareholder is approved by a committee of the board before the person becomes an interested shareholder. Idaho law defines “interested shareholder” generally as a person who owns 10% or more of the outstanding shares of the corporation’s voting stock. These provisions do not apply, among other exceptions, if: (a) the corporation’s original articles of incorporation or bylaws contain a provision expressly	Generally the Florida affiliated transactions statute requires the approval of the holders of 66 2/3% of a corporation’s outstanding voting shares, other than the shares owned by an “interested shareholder” who is generally any person who is the beneficial owner of more than 10% of the outstanding voting stock of the corporation, to effectuate an affiliated transaction. For the purposes of the statute, an “affiliated transaction” is a transaction that involves the corporation and an interested shareholder or an affiliate of an interested shareholder, including, among others, a merger, a sale of assets, a sale of shares, a liquidation, or a reclassification of securities and loans. The special voting requirement does not apply in certain specified circumstances.

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Provision	Idaho law	Florida law
electing not to be governed by these provisions, (b) the corporation, by action of its board of directors, adopts an amendment to its bylaws expressly electing not to be governed by these provisions or (c) the corporation, by action of its shareholders holding 66 2/3% of the outstanding voting power of all shares entitled to vote, excluding the shares of interested shareholders and their affiliates and associates, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions. Additionally, a public corporation may not engage at any time in a business combination or authorize a subsidiary to engage in a business combination with an interested shareholder, or any affiliate of an interested shareholder, unless the business combination is approved by the board prior to the interested shareholder’s share acquisition date, the business combination is approved by the affirmative vote of the holders of 66 2/3% of the outstanding shares entitled to vote not beneficially owned by the interested shareholder no earlier than three years after the interested shareholder’s share acquisition date, or certain “fair price” requirements are met no earlier than three years after the interested shareholder’s share acquisition date. The Idaho statute contains an expanded constituency provision that permits directors in discharging their duties, including the consideration of merger offers, to consider the best interests of non-shareholder constituents, including employees, suppliers, customers and communities.

	The existing Articles of Incorporation and existing Bylaws do not opt out of the Idaho statutory provision.	The Florida Articles of Incorporation will opt out of the Florida statutory provision.

Control Share Acquisition Statute	Generally, where an acquiring person acquires shares of a public corporation with at least 50 shareholders, either within a 120 day period or pursuant to a plan to acquire such a block of shares, and the shares would entitle the acquiring person to exercise a new	The Florida control share acquisitions statute is designed to afford shareholders of public corporations in protection against acquisitions in which a person, entity or group seeks to gain voting control. With certain exceptions, the statute provides that

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Provision	Idaho law	Florida law
	range of voting power of at least 20% but less than 33 1/3%, or at least 33 1/3% but less than or equal to 50%, or over 50% of the voting power in the election of directors, the shares will lose all voting rights unless the acquisition is approved at a special or annual meeting of shareholders by a vote of 66 2/3% of the voting power of all shares entitled to vote, other than interested shares.	shares acquired within specified putative voting ranges will not possess voting rights in the election of our directors unless the voting rights associated with the shares are approved by a majority vote of the corporation’s disinterested shareholders. The control share statute does not directly prevent the acquiring person’s acquisition of shares. Instead, the statute deters or delays takeovers by denying voting rights to “control shares.” Control shares are shares owned by the acquiring person that (but for the operation of the statute) would raise the acquiring person’s voting power to or above certain threshold levels (20%, 33.3%, or 50.1%). Voting rights may be restored only if the acquiring person files an acquiring person statement and requests a shareholder meeting to vote on whether the acquiring person’s shares should be accorded voting rights. Voting rights are restored only to the extent approved by the disinterested shareholders.

	The existing Articles of Incorporation and existing Bylaws do not vary from the Idaho statutory rule above.	The Florida Articles of Incorporation will opt out of the Florida statutory provision.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE REINCORPORATION

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PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking the input of our shareholders on the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers. In voting on this Proposal 5, shareholders may indicate their preference as to whether the advisory vote on the compensation of our named executive officers should occur:

•	once every three years,

•	once every two years, or

•	once every year.

It is the opinion of the board of directors that the frequency of the shareholder vote on the compensation of our named executive officers should be once every three years. The board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The board believes that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our shareholders. The board also believes that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which Enviro Technologies, Inc. is to hold a shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.”

The option of one year, two years or three years that receives the highest number of votes cast by our shareholders will be the frequency for the advisory vote on executive compensation that has been approved by shareholders. Although the results of this vote may impact how frequently we hold an advisory vote on executive compensation, this vote is not binding on us. The board of directors may decide, after considering the results of this vote, that it is in the best interests of our shareholders to hold the advisory vote on executive compensation on a different schedule than the option approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” A FREQUENCY OF THREE YEARS

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PROPOSAL 6

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders with the opportunity to cast an advisory vote on the compensation of our named executive officers, as disclosed in the Executive Compensation section beginning on page 31 of this proxy statement. We are asking our shareholders to indicate their support for our named executive officers’ compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the Enviro Technologies, Inc. shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the company’s proxy statement for the 2020 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

As an advisory vote, this proposal is not binding upon us. However, to the extent that a significant percentage of votes are cast against the compensation of our named executive officers, the board of directors will determine whether any actions are necessary to address the concerns reflected in such votes.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE NON-BINDING RESOLUTION APPROVING EXECUTIVE COMPENSATION

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OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the 2020 annual meeting. If, however, other matters properly come before the 2020 annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER'S RIGHTS

Under Idaho law there are no dissenter's rights available to our common shareholders in connection with any matter submitted to a vote of our shareholders at the 2020 annual meeting.

CORPORATE GOVERNANCE

 Board of directors

Each director is elected at our annual meeting of shareholders and holds office until the next annual meeting of shareholders, or until his successor is elected and qualified. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the shareholders.

Board leadership structure and board’s role in risk oversight

The board of directors is comprised of one member of our management and one independent director. Given the size of our company, our Board believes the current leadership structure is appropriate for our company. As our company grows, we expect to expand our board of directors through the appointment of independent directors.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face and have responsibility for the oversight of risk management in their dual roles as directors.

Committees of the board of directors; shareholder nominations; audit committee financial expert

We have not established any committees comprised of members of our board of directors, including an Audit Committee, a Compensation Committee or a Nominating Committee, or any committee performing similar functions. The functions of those committees are being undertaken by our board of directors as a whole.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our shareholders, including the minimum qualifications for director candidates, nor has our board of directors established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our shareholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any shareholder for any candidate to serve on our board of directors. Given the early stage of our business, we do not anticipate that any of our shareholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

None of our directors is an “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee or board of directors who:

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●	understands generally accepted accounting principles and financial statements;

●	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;

●	has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements;

●	understands internal controls over financial reporting; and

●	understands audit committee functions.

Our securities are not quoted on an exchange that has requirements that a majority of our Board members be independent and we are not currently otherwise subject to any law, rule or regulation requiring that all or any portion of our board of directors include “independent” directors, nor are we required to establish or maintain an Audit Committee or other committee of our board of directors.

Code of Ethics

During the year ended December 31, 2003 we adopted a code of ethics. The code of ethics was filed with the SEC as an exhibit to our Annual Report on Form 10-KSB for the year ended December 31, 2003. The code of ethics may be obtained by contacting our executive offices. The code applies to our officers and directors. The code provides written standards that are designed to deter wrongdoing and promote: (i) honest and ethical conduct; (ii) full, fair, accurate, timely and understandable disclosure; (iii) compliance with applicable laws and regulations; (iv) promote reporting of internal violations of the code; and (v) accountability for the adherence to the code.

Compensation of directors

Prior to July 1, 2017, none of our directors received compensation for services performed as directors. Effective July 1, 2017, the board of directors agreed to compensate our independent directors. Currently, our board compensation plan effective for non-management directors consists of a $1,000 monthly cash payment. Our management director does not receive compensation for his services as a member of our board of directors.

In addition, board members may be reimbursed for out-of-pocket expenses related to participation in board and committee meetings. No reimbursable payments were made during 2019.

The table below provides information concerning the compensation paid in 2019 to our non-management director for his services as a member of our board of directors 2019. The information in the following table excludes any reimbursement of out-of-pocket travel and lodging expenses which we may have paid, and excludes the consulting fees paid to Mr. Veldman as described later in this section.

2019 Director Compensation

The following table sets forth the compensation paid or earned for 2019 by our independent director.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Raynard Veldman	12,000	—	—	—	—	—	12,000

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who

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own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish us with copies of these reports they file. To our knowledge, based solely on a review of the copies of reports furnished to us, Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with on a timely basis for the year ended December 31, 2019.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for:

●	all individuals serving as our principal executive officer or acting in a similar capacity during 2019;
●	our two most highly compensated named executive officers at December 31, 2019 whose annual compensation exceeded $100,000; and
●	up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as a named executive officer of our company at December 31, 2019.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($) (2)	Total ($)

John A. DiBella,	2018	210,000	—	50,000	—	—	—	29,000	289,000
CEO, President, CFO	2019	210,000	—	—	—	—	—	27,800	237,800

———————

(1)	Represents the fair value of shares of our common stock issued as bonus compensation.
(2)	Represents health care benefits.

How Mr. DiBella’s compensation is determined

We are not a party to an employment agreement with Mr. DiBella. His compensation is determined by the board of directors of which he is one of the two members. Effective January 1, 2018, the board of directors reduced Mr. DiBella’s annual compensation to $210,000 from his 2017 level of $305,000. In May 2018 the board of directors issued Mr. DiBella 1,000,000 shares of our common stock valued at $50,000 as bonus compensation, and in November, 2018, the board of directors also approved the health insurance benefit for Mr. DiBella. For 2019 and 2018, we incurred salary expenses for Mr. DiBella of $210,000 and $210,000, respectively. For 2019 and 2018, we paid Mr. DiBella $412,796 and $586,000, respectively, including accrued salary which was owed to him from prior years. The unpaid accrued salary balances as of December 31, 2019 and 2018, were $610,965 and $831,761, respectively. The timing of the payment of any of the accrued but unpaid compensation due Mr. DiBella may be determined by the board of directors at any time. In addition, Mr. DiBella’s compensation may be changed at any time by the board of directors.

Consulting fees paid to Mr. Veldman

In addition to his compensation for serving as a member of our board of directors set forth earlier in this section, since July 1, 2017, we have paid Mr. Veldman a fee of $2,500 per month for consulting services. For 2019 and 2018, he received consulting fees of $30,000 and $30,000, respectively. On May 25, 2018 we issued Mr. Veldman 1,000,000 shares of common stock valued at $50,000 as bonus compensation.

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Outstanding equity awards at year end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2019.

	OPTION AWARDS						STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)
John A. DiBella	7,700,000	—	—	0.01	11/15/23	—	—	—	—

PRINCIPAL SHAREHOLDERS

At July 7, 2020, we had 49,499,497 shares of our common stock issued and outstanding. The following table sets forth information known to us as of July 7, 2020 relating to the beneficial ownership of shares of our common stock by:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
●	each director and nominee;
●	each named executive officer; and
●	all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 821 NW 57 Place, Fort Lauderdale, FL 33309. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all shares of our common stock shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) and that can be acquired by him within 60 days from July 7, 2020, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the that date, have been exercised or converted.

Name of Beneficial Owner	No. of Shares Beneficially Owned	% of Class

John A. DiBella	11,314,628	22.9%
Raynard Veldman	4,191,436	8.5%
All officers and directors as a group (two persons)	15,506,064	31.3%
Adele DiBella	6,095,500	12.3%

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Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our shareholders as of December 31, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)

Plans approved by our shareholders	0	n/a	n/a
Plans not approved by shareholders (1)	13,465,000	0.01	n/a

(1) Options to purchase 13,365,000 shares of common stock were exercised in June 2020.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We pay Mr. Veldman, a member of our board of directors, a monthly consulting fee. See “Executive Compensation – Consulting fees paid to Mr. Veldman” appearing earlier in this proxy statement.

On May 25, 2018 we issued an aggregate of 2,000,000 shares of our common stock to Messrs. DiBella and Veldman as bonus compensation for their efforts in connection with the closing of the Technology Purchase Agreement with Schlumberger. The fair value of these shares was $100,000.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this proxy statement, we had not received notice of any shareholder proposals for the 2020 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a shareholder proposal to be considered for inclusion in our proxy statement for the 2021 annual meeting, the corporate secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Enviro Technologies, Inc.

Attention: Corporate Secretary

821 NW 57 Place

Fort Lauderdale, FL 33309

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to shareholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, shareholder proposals intended to be presented at the 2021 annual meeting must be received by us at our principal executive office no later than March 31, 2021 in order to be eligible for inclusion in our 2021 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

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You may propose director candidates for consideration by the board of directors. Any such recommendations should include the nominee’s name and qualifications for board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of Enviro Technologies, Inc. at our principal executive offices at 821 NW 57 Place, Fort Lauderdale, FL 33309 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2019 10-K with the SEC. Shareholders may obtain, free of charge, a copy of the 2019 10-K by writing to us at 821 NW 57 Place, Fort Lauderdale, FL 33309, Attention: Corporate Secretary, or from our website, www.evtn.com.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Enviro Technologies, Inc., Attention: Corporate Secretary, 821 NW 57 Place, Fort Lauderdale, FL 33309.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available on our corporate website at www.evtn.com and on SEC's web site at http://www.sec.gov. This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Enviro Technologies, Inc., 821 NW 57 Place, Fort Lauderdale, FL 33309. Please note that additional information can be obtained from our website at www.evtn.com.

You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

34

ENVIRO TECHNOLOGIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2020 ANNUAL meeting OF ShareHOLDERS –THURSDAY, august 20, 2020 at 9:30 a.m.
Please ensure you fold then detach and retain this portion of this Proxy
CONTROL ID:
REQUEST ID:

The undersigned, a shareholder of Enviro Technologies, Inc. (the "Company") hereby revoking any proxy heretofore given, does hereby appoint John A. DiBella, with power of substitution, for and in the name of the undersigned to attend the 2020 annual meeting of shareholders of the Company to be held on Thursday, August 20, 2020 at the Company’s principal executive offices located at 821 NW 57 Place, Fort Lauderdale, FL 33309 beginning at 9:30 a.m., local time, or any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to________________.

INTERNET:	_______________

PHONE:	_______________

2020 ANNUAL MEETING OF THE SHAREHOLDERS OF ENVIRO TECHNOLOGIES, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect two members to the board of directors	☐	☐
	John A. DiBella			☐
	Raynard Veldman			☐

Proposal 2		FOR	AGAINST	ABSTAIN
	The ratification of the appointment of Liggett & Webb, P.A. as the Company's independent registered public accounting firm for the year ending December 31, 2020	☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN
	To approve the Amendment	☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	To approve the Reincorporation	☐	☐	☐

Proposal 5		FOR
A non-binding advisory vote on the frequency of a non-binding advisory vote on executive compensation

	Every year	☐
	Every two years	☐
	Every three years	☐

Proposal 6		FOR	AGAINST	ABSTAIN
	A non-binding advisory vote approving executive compensation	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The board of directors unanimously recommends that the shareholders vote "FOR" the election to the two named director nominees in Proposal 1, “FOR” Proposals 2, 3, 4 and 6, and for a frequency of “EVERY THREE YEARS” for Proposal 5.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable): ___________________ ___________________ ___________________

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST FOR" THE ELECTION TO THE TWO NAMED DIRECTOR NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4 AND 6, AND FOR A FREQUENCY OF “EVERY THREE YEARS” FOR PROPOSAL 5. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

Appendix A

ARTICLES OF AMENDMENT (General Business) Title 30, Chapters 21 and 29, Idaho Code Base Filing fee: $30.00 + $20.00 for manual processing (form must be typed).

1. The name of the corporation is:

Enviro Technologies, Inc.

_______________________________________________________________________

If the corporation has been administratively dissolved and the corporate name is no longer available for use, the amendment(s) below must include a change of corporate name.

2. The text of each article being amended:

Article V is hereby deleted in its entirety and replaced with the following:

The maximum number of shares that this corporation shall be authorized to issue is Two Hundred Fifty Million (250,000,000) shares of common stock, par value $0.001 per share, and Five Million (5,000,000) shares of preferred stock, par value $0.001 per share, issuable in such series and with such designations, rights and preferences as the Board of Directors of the corporation may determine from time to time.

On the effective date of these Articles of Amendment, the corporation will effective a reverse stock split (the "Reverse Split") of its issued CONTINUED ON EXHIBIT A HERETO

3.	The date of adoption of the amendment(s) was: _______________________________

4.	Manner of adoption (choose one):

○	The amendment consists exclusively of matters which do not require shareholder action pursuant to section 30-29-1002, 30-29-1005, and 30-29-1006, Idaho Code, and was, therefore, adopted by the board of directors.

○	None of the corporation’s shares have been issued and was, therefore, adopted by the ☐ incorporator ☐ board of directors.
●	Approval by the shareholders is required and the shareholders duly approved the amendment(s) as required by either Title 30, Chapters 20, 21, and 29, Idaho Code or by the Articles of Incorporation.

Secretary of State use only

Dated: _______________________________________

Printed Name: John A. DiBella

Signature: ____________________________________

EXHIBIT A

ARTICLES OF AMENDMENT

ENVIRO TECHNOLOGIES, INC.

and outstanding common stock pursuant to which every ten (10) issued and outstanding shares of the common stock, par value $0.001 (the “Old Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.001 (the “New Common Stock”). Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby; provided, further, that no cash will be paid or distributed as a result of the Reverse Split and no fractional shares will be issued. All fractional shares which would otherwise be required to be issued as a result of the Reverse Split will be rounded up to the nearest whole share.

The effective date of this Amendment shall be ______________________, 2020.

Appendix B

PLAN OF CONVERSION/DOMESTICATION

OF

ENVIRO TECHNOLOGIES, INC., an Idaho corporation

TO

ENVIRO TECHNOLOGIES, INC., a Florida corporation

This PLAN OF CONVERSION/DOMESTICATION, dated as of ________, 2020 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Enviro Technologies, an Idaho corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the domestication of the Company from an Idaho corporation to a Florida corporation pursuant to Section 607.11920 of the Business Corporation Act of the State of Florida, as amended (the “FBCA”), and Sections 30-29-901 through 30-29-935 of the Idaho Code, as amended (the “IC”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Idaho;

WHEREAS, domestication of an Idaho corporation into a Florida corporation is permitted under Section 607.11920 of the FBCA and Sections 30-29-901 through 30-29-935 of the IC;

WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to domesticate from an Idaho corporation to a Florida corporation pursuant to Section 607.11920 of the FBCA and Sections 30-29-901 through 30-29-935 of the IC; and

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Company and the Company’s shareholders.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.       Domestication; Effect of Domestication.

(a)       At the Effective Time (as defined in Section 3 below), the Company shall be converted from an Idaho corporation to a Florida corporation pursuant to Section 607.11920 of the FBCA and Sections 30-29-901 through 30-29-935 of the IC (the “Conversion”) and the Company, as converted to a Florida corporation (the “Resulting Company”), shall thereafter be subject to all of the provisions of the FBCA, except that notwithstanding Section 607.0203 of the FBCA, the existence of the Resulting Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Idaho. The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company. The Conversion otherwise shall have the effects specified in the FBCA and IC.

(b)       At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Resulting Company shall, for all purposes of the laws of the State of Florida, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Florida, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the

1

Company, shall remain vested in the Resulting Company and shall be the property of the Resulting Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Resulting Company at the Effective Time, and may be enforced against the Resulting Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Resulting Company in its capacity as a corporation of the State of Florida. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Company at the Effective Time for any purpose of the laws of the State of Florida.

(c)       The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d)       At the Effective Time, the name of the Resulting Company shall be Enviro Technologies, Inc.

(e)       The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

2.       Filings. As promptly as practicable following the date hereof, the Company shall cause the Conversion to be effective by:

(a)       executing and filing (or causing to be executed and filed) a Statement of Domestication pursuant to Section 30-29-922 of the IC in a form reasonably acceptable to any officer of the Company (the “Idaho Statement of Domestication”) with the Idaho Secretary of State;

(b)       executing and filing (or causing to be executed and filed) Articles of Domestication pursuant to Sections 607.11922 of the FBCA in a form reasonably acceptable to any officer of the Company (the “Florida Articles of Conversion”) with the Florida Secretary of State; and

(c)       executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Articles of Incorporation of Enviro Technologies, Inc. substantially in the form set forth on Exhibit A hereto (the “Florida Articles of Incorporation”) with the Florida Secretary of State.

3.       Effective Time. The Conversion shall become effective upon the filing of the Idaho Statement of Domestication, the Florida Articles of Conversion and the Florida Certificate of Incorporation with the applicable secretary of state (the “Effective Time”).

4.       Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued common stock, $0.001 par value per share, of the Company (“Company Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Resulting Company (“Resulting Company Common Stock”).

5.       Effect of Conversion on Stock Certificates. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Resulting Company Common Stock.

2

6.       Further Assurances. If, at any time after the Effective Time, the Resulting Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Resulting Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Resulting Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Resulting Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Resulting Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Resulting Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

7.       Effect of Conversion on Directors and Officers. The members of the Board of Directors and the officers of the Resulting Company immediately after the Effective Time shall be those individuals who were serving as directors and officers, respectively, of the Company.

8.       Florida Bylaws. At the Effective Time, the bylaws of the Resulting Company shall be substantially in the form set forth on Exhibit B hereto (the “Florida Bylaws”), and the Board of Directors of the Resulting Company shall adopt the Florida Bylaws as promptly as practicable following the Effective Time.

9.       Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Company if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

10.       Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

11.       Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

12.       Governing Law. This Plan shall be construed in accordance with and governed by the law of the State of Florida, without regard to the conflict of laws provisions thereof.

[signature page follows]

3

IN WITNESS WHEREOF, the Company has caused this Plan of Conversion/Domestication to be duly executed as of the date first above written.

ENVIRO TECHNOLOGIES, INC. an Idaho corporation

By:
Name:	John A. DiBella
Title:	Chief Executive Officer

4

Exhibit A

ARTICLES OF INCORPORATION

OF

ENVIRO TECHNOLOGIES, INC.

The undersigned, a natural person competent to contract, does hereby make, subscribe and file these Articles of Incorporation for the purpose of organizing a corporation under the laws of the State of Florida.

ARTICLE I

CORPORATE NAME

The name of this Corporation shall be: Enviro Technologies, Inc.

ARTICLE II

PRINCIPAL OFFICE AND MAILING ADDRESS

The principal office and mailing address of the Corporation is 821 NW 57 Place, Fort Lauderdale, FL 33309

ARTICLE III

NATURE OF CORPORATE BUSINESS AND POWERS

The general nature of the business to be transacted by this Corporation shall be to engage in any and all lawful business permitted under the laws of the United States and the State of Florida.

ARTICLE IV

CAPITAL STOCK

The maximum number of shares that this Corporation shall be authorized to issue and have outstanding at any one time shall be Two Hundred Fifty Million (250,000,000) shares of Common Stock, par value $0.001 per share and Five Million (5,000,000) shares of Preferred Stock, par value $0.001 per share.

Classes and series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such classes or series of Preferred Stock as adopted by the Board of Directors.

The Corporation shall be authorized and empowered to issue shares of one class or series of the Corporation’s Capital Stock as dividends on shares of a different class or series of its Capital Stock.

1

ARTICLE V

TERM OF EXISTENCE

This Corporation shall have perpetual existence.

ARTICLE VI

REGISTERED AGENT AND

INITIAL REGISTERED OFFICE IN FLORIDA

The Registered Agent and the street address of the initial Registered Office of this Corporation in the State of Florida shall be:

John A. DiBella

821 NW 57 Place

Fort Lauderdale, FL 33309

ARTICLE VII

BOARD OF DIRECTORS

This corporation shall have two (2) Directors initially.

John A. DiBella

Raynard Veldman

ARTICLE VIII

INCORPORATOR

The name address of the person signing these Articles of Incorporation as the Incorporator is Brian A. Pearlman, Esq., Pearlman Law Group LLP, 200 S. Andrews Avenue, Suite 901, Fort Lauderdale, FL 33301.

ARTICLE IX

INDEMNIFICATION

To the fullest extent permitted by the Florida Business Corporation Act, the Corporation shall indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit or proceeding by reason of the fact that such person (i) is or was a director of the Corporation; (ii) is or was serving at the request of the Corporation as a director of another corporation, provided that such person is or was at the time a director of the Corporation; or (ii) is or was serving at the request of the Corporation as an officer of another Corporation, provided that such person is or was at the time a director of the corporation or a director of such other corporation, serving at the request of the Corporation. Unless otherwise expressly prohibited by the Florida Business Corporation Act, and except as otherwise provided in the previous sentence, the Board of Directors of the Corporation shall have the sole and exclusive discretion, on such terms and conditions as it shall determine, to indemnify, or advance expenses to, any person made, or threatened to be made, a party to any action, suit, or proceeding by reason of the fact such person is or was an officer, employee or agent of the Corporation as an officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

2

ARTICLE X

AFFILIATED TRANSACTIONS

This Corporation expressly elects not to be governed by Section 607.0901 of the Florida Business Corporation Act, as amended from time to time, relating to affiliated transactions.

ARTICLE XI

CONTROL SHARE ACQUISITIONS

This Corporation expressly elects not to be governed by Section 607.0902 of the Florida Business Corporation Act, as amended from time to time, relating to control share acquisitions.

IN WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Articles of Incorporation on the _______ day of _____________ 2020.

Brian A. Pearlman, Esq., Incorporator

3

CERTIFICATE DESIGNATING REGISTERED AGENT

AND OFFICE FOR SERVICE FOR PROCESS

Enviro Technologies, Inc., a corporation existing under the laws of the State of Florida with its principal office and mailing address at 821 NW 57 Place, Fort Lauderdale, FL 33309 has named John A. DiBella whose address is 821 NW 57 Place, Fort Lauderdale, FL 33309 as its agent to accept service of process within the State of Florida.

ACCEPTANCE:

Having been named to accept service of process for the above-named Corporation, at the place designated in this Certificate, I hereby accept the appointment as Registered Agent, and agree to comply with all applicable provisions of law. In addition, I hereby am familiar with and accept the duties and responsibilities as Registered Agent for said Corporation.

John A. DiBella

4

Exhibit B

BY-LAWS

OF

ENVIRO TECHNOLOGIES, INC.

a Florida corporation

INDEX

		PAGE

	ARTICLE I

	Offices

Section 1.01	Principal Office	1

Section 1.02	Registered Office	1

Section 1.03	Other Offices	1

	ARTICLE II

	Meetings of Shareholders

Section 2.01	Annual Meeting	1

Section 2.02	Special Meetings	1

Section 2.03	Shareholders' List for Meeting	2

Section 2.04	Record Date	2

Section 2.05	Notice of Meetings and Adjournment	3

Section 2.06	Waiver of Notice	4

	ARTICLE III

	Shareholder Voting

Section 3.01	Voting Group Defined	5

Section 3.02	Quorum and Voting Requirements for Voting Groups	5

Section 3.03	Action by Single and Multiple Voting Groups	5

Section 3.04	Shareholder Quorum and Voting; Greater or Lesser Voting Requirements	5

Section 3.05	Voting for Directors; Cumulative Voting	6

Section 3.06	Voting Entitlement of Shares	6

i

ii

		PAGE

Section 4.17	Contract Rights of Officers	15

Section 4.18	General Standards for Directors	15

Section 4.19	Director Conflicts of Interest	16

Section 4.20	Resignation of Directors	17

	ARTICLE V

	Indemnification of Directors, Officers, Employees and Agents

Section 5.01	Directors, Officers, Employees and Agents	17

	ARTICLE VI

	Office and Agent

Section 6.01	Registered Office and Registered Agent	21

Section 6.02	Change of Registered Office or Registered Agent; Resignation of Registered Agent	21

	ARTICLE VII

	Shares, Option, Dividends and Distributions

Section 7.01	Authorized Shares	22

Section 7.02	Terms of Class or Series Determined by Board of Directors	23

Section 7.03	Issued and Outstanding Shares	23

Section 7.04	Issuance of Shares	23

Section 7.05	Form and Content of Certificates	24

Section 7.06	Shares Without Certificates	25

Section 7.07	Restriction on Transfer of Shares and Other Securities	25

Section 7.08	Shareholder's Pre-emptive Rights	25

Section 7.09	Corporation's Acquisition of its Own Shares	25

iii

		PAGE

Section 7.10	Share Options	26

Section 7.11	Terms and Conditions of Stock Rights and Options	26

Section 7.12	Share Dividends	27

Section 7.13	Distributions to Shareholders	27

Section 7.14	Lost, Destroyed and Mutilated Certificates	28

	ARTICLE VIII

	Amendment of Articles and Bylaws

Section 8.01	Authority to Amend the Articles of Incorporation	29

Section 8.02	Amendment by Board of Directors	29

Section 8.03	Amendment of Bylaws by Board of Directors	30

Section 8.04	Bylaw Increasing Quorum or Voting Requirements for Directors	30

	ARTICLE IX

	Records and Report

Section 9.01	Corporate Records	30

Section 9.02	Financial Statements for Shareholders	31

Section 9.03	Other Reports to Shareholders	32

Section 9.04	Annual Report for Department of State	32

	ARTICLE X

	Miscellaneous

Section 10.01	Definition of the Act	33

Section 10.02	Application of Florida Law	33

Section 10.03	Fiscal Year	33

iv

		PAGE

Section 10.04	Conflicts with Articles of Incorporation	33

Section 10.05	Emergency By-Laws	33

Section 10.06	Forum for Adjudication of Disputes	34

v

ARTICLE I

Offices

Section 1.01. Principal Office.

The principal office of the corporation in the State of Florida shall be established at such places as the board of directors from time to time determine.

Section 1.02. Registered Office.

The registered office of the corporation in the State of Florida shall be at the office of its registered agent as stated in the articles of incorporation or as the board of directors shall from time to time determine.

Section 1.03. Other Offices.

The corporation may have additional offices at such other places, either within or without the State of Florida, as the board of directors may from time to time determine or the business of the corporation may require.

ARTICLE II

Meetings of Shareholders

Section 2.01. Annual Meeting.

(1)       The corporation shall hold a meeting of shareholders annually, for the election of directors and for the transaction of any proper business, at a time stated in or fixed in accordance with a resolution of the board of directors.

(2)       Annual shareholders' meeting may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution by the board of directors or, when not inconsistent with the board of directors' resolution stated in the notice of the annual meeting. If no place is stated in or fixed in accordance with these bylaws, or stated in the notice of the annual meeting, annual meetings shall be held at the corporation's principal office.

(3)       The failure to hold the annual meeting at the time stated in or fixed in accordance with these bylaws or pursuant to the Act does not affect the validity of any corporate action and shall not work a forfeiture of or dissolution of the corporation.

Section 2.02. Special Meeting.

(1)       The corporation shall hold a special meeting of shareholders:

1

(a)       On call of its board of directors or the person or persons authorized to do so by the board of directors; or

(b)       If the holders of not less than 10% of all votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

(2)       Special shareholders' meetings may be held in or out of the State of Florida at a place stated in or fixed in accordance with a resolution of the board of directors, or, when not inconsistent with the board of directors' resolution, in the notice of the special meeting. If no place is stated in or fixed in accordance with these bylaws or in the notice of the special meeting, special meetings shall be held at the corporation's principal office.

(3)       Only business within the purpose or purposes described in the special meeting notice may be conducted at a special shareholders' meeting.

Section 2.03. Shareholders' List for Meeting.

(1)       After fixing a record date for a meeting, a corporation shall prepare a list of the names of all its shareholders who are entitled to notice of a shareholders' meeting, in accordance with the Act, or arranged by voting group, with the address of, and the number and class and series, if any, of shares held by, each.

(2)       The shareholders' list must be available for inspection by any shareholder for a period of ten days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the corporation's transfer agent or registrar. A shareholder or his agent or attorney is entitled on written demand to inspect the list (subject to the requirements of Section 607.1602(3)) of the Act), during regular business hours and at his expense, during the period it is available for inspection.

(3)       The corporation shall make the shareholders' list available at the meeting, and any shareholder or his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

Section 2.04. Record Date.

(1)       The board of directors may set a record date for purposes of determining the shareholders entitled to notice of and to vote at a shareholders' meeting; however, in no event may a record date fixed by the board of directors be a date preceding the date upon which the resolution fixing the record date is adopted.

(2)       Unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder delivers his demand to the corporation. In the event that the board of directors sets the

2

record date for a special meeting of shareholders, it shall not be a date preceding the date upon which the corporation receives the first demand from a shareholder requesting a special meeting.

(3)       If no prior action is required by the board of directors pursuant to the Act, and, unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to take action without a meeting is the date the first signed written consent is delivered to the corporation under Section 607.0704 of the Act. If prior action is required by the board of directors pursuant to the Act, the record date for determining shareholders entitled to take action without a meeting is at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

(4)       Unless otherwise fixed by the board of directors, the record date for determining shareholders entitled to notice of and to vote at an annual or special shareholders' meeting is the close of business on the day before the first notice is delivered to shareholders.

(5)       A record date may not be more than 70 days before the meeting or action requiring a determination of shareholders.

(6)       A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one 120 days after the date fixed for the original meeting.

Section 2.05. Notice of Meetings and Adjournment.

(1)       The corporation shall notify shareholders of the date, time and place of each annual and special shareholders' meeting no fewer than 10 or more than 60 days before the meeting date. Unless the Act requires otherwise, the corporation is required to give notice only to shareholders entitled to vote at the meeting. Notice shall be given in the manner provided in Section 607.0141 of the Act, by or at the direction of the president, the secretary, of the officer or persons calling the meeting. If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first class. Notwithstanding Section 607.0141, if mailed, such notice shall be deemed to be delivered when deposited in the United Statement mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

(2)       Unless the Act or the articles of incorporation requires otherwise, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.

(3)       Notice of a special meeting must include a description of the purpose or purposes for which the meeting is called.

(4)       If an annual or special shareholders meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time or place is announced at the meeting before adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If a new record date is

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or must be fixed under Section 607.0707 of the Act, however, notice of the adjourned meeting must be given under this section to persons who are shareholders as of the new record date who are entitled to notice of the meeting.

(5)       Notwithstanding the foregoing, no notice of a shareholders' meeting need be given if: (a) an annual report and proxy statements for two consecutive annual meetings of shareholders, or (b) all, and at least two checks in payment of dividends or interest on securities during a 12-month period, have been sent by first-class United States mail, addressed to the shareholder at his address as it appears on the share transfer books of the corporation, and returned undeliverable. The obligation of the corporation to give notice of a shareholders' meeting to any such shareholder shall be reinstated once the corporation has received a new address for such shareholder for entry on its share transfer books.

(6)       Shareholders of any voting group, other persons entitled to vote on behalf of shareholders pursuant to Section 607.0721 of the Act, attorneys in fact for shareholders, and holders of proxies appointed pursuant to Section 607.0722 of the Act may participate in any annual or special meeting of shareholders by means of remote communication to the extent the board of directors authorizes such participation for such voting group. Participation by means of remote communication is subject to such guidelines and procedures as the board of directors adopts, and must be in conformity with the Act.

Section 2.06. Waiver of Notice.

(1)       A shareholder may waive any notice required by the Act, the articles of incorporation, or bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the shareholder entitled to the notice, and be delivered to the corporation for inclusion in the minutes or filing with the corporate records. Neither the business to be transacted at nor the purpose of any regular or special meeting of the shareholders need be specified in any written waiver of notice.

(2)       A shareholder's attendance at a meeting: (a) Waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting; or (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

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 ARTICLE III

Shareholder Voting

Section 3.01. Voting Group Defined.

A "voting group" means all shares of one or more classes or series that under the articles of incorporation or the Act are entitled to vote and be counted together collectively on a matter at a meeting of shareholders. All shares entitled by the articles of incorporation or the Act to vote generally on the matter are for that purpose a single voting group.

Section 3.02. Quorum and Voting Requirements for Voting Groups.

(1)       Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation or the Act provides otherwise, thirty-three and one-third percent (33⅓ %) entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

(2)       Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

(3)       If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Act requires a greater number of affirmative votes.

Section 3.03. Action by Single and Multiple Voting Groups.

(1)       If the articles of incorporation or the Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group as provided in Section 3.02 of these bylaws.

(2)       If the articles of incorporation or the Act provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately as provided in Section 3.02 of these bylaws. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

Section 3.04. Shareholder Quorum and Voting; Greater or Lesser Voting Requirements.

(1)       A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders, but in no event shall a quorum consist of less than one-third of the shares entitled to vote. When a specified item of

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business is required to be voted on by a class or series of stock, a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

(2)       An amendment to the articles of incorporation that adds, changes or deletes a greater or lesser quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

(3)       If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by the Act or the articles of incorporation.

(4)       After a quorum has been established at a shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

(5)       The articles of incorporation may provide for a greater voting requirement or a greater or lesser quorum requirement for shareholders (or voting groups of shareholders) than is provided by the Act, but in no event shall a quorum consist of less than one-third of the shares entitled to vote.

Section 3.05. Voting for Directors; Cumulative Voting.

(1)       Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

(2)       Each shareholder who is entitled to vote at an election of directors has the right to vote the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. Shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.

Section 3.06. Voting Entitlement of Shares.

(1)       Unless the articles of incorporation or the Act provides otherwise, each outstanding share, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of shareholders. Only shares are entitled to vote.

(2)       The shares of the corporation are not entitled to vote if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of shares entitled to vote for directors of the second corporation.

(3)       This section does not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity.

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(4)       Redeemable shares are not entitled to vote on any matter, and shall not be deemed to be outstanding, after notice of redemption is mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank, trust company, or other financial institution upon an irrevocable obligation to pay the holders the redemption price upon surrender of the shares.

(5)       Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of the corporate shareholder may prescribe or, in the absence of any applicable provision, by such person as the board of directors of the corporate shareholder may designate. In the absence of any such designation or in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares.

(6)       Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name or the name of his nominee.

(7)       Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him without the transfer thereof into his name.

(8)       If a share or shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting have the following effect:

(a)       If only one votes, in person or in proxy, his act binds all;

(b)       If more than one vote, in person or by proxy, the act of the majority so voting binds all;

(c)       If more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally;

(d)       If the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes of this subsection shall be a majority or a vote evenly split in interest;

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(e)       The principles of this subsection shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum;

(f)       Subject to Section 3.08 of these bylaws, nothing herein contained shall prevent trustees or other fiduciaries holding shares registered in the name of a nominee from causing such shares to be voted by such nominee as the trustee or other fiduciary may direct. Such nominee may vote shares as directed by a trustee or their fiduciary without the necessity of transferring the shares to the name of the trustee or other fiduciary.

Section 3.07. Proxies.

(1)       A shareholder, other person entitled to vote on behalf of a shareholder pursuant to Section 3.06 of these bylaws, or attorney in fact may vote the shareholder's shares in person or by proxy.

(2)       A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney in fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, is a sufficient appointment form.

(3)       An appointment of a proxy is effective when received by the secretary or other officer or agent authorized to tabulate votes. An appointment is valid for up to 11 months unless a longer period is expressly provided in the appointment form.

(4)       The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

(5)       An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest. Appointments coupled with an interest include the appointment of: (a) a pledgee; (b) a person who purchased or agreed to purchase the shares; (c) a creditor of the corporation who extended credit to the corporation under terms requiring the appointment; (d) an employee of the corporation whose employment contract requires the appointment; or (e) a party to a voting agreement created in accordance with the Act.

(6)       An appointment made irrevocable under this section becomes revocable when the interest with which it is coupled is extinguished and, in a case provided for in Subsection 5(c) or 5(d), the proxy becomes revocable three years after the date of the proxy or at the end of the period, if any, specified herein, whichever is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this section. This does not affect the duration of a proxy under subsection (3).

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(7)       A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if he did not know of its existence when he acquired the shares and the existence of the irrevocable appointment was not noted conspicuously on the certificate representing the shares or on the information statement for shares without certificates.

(8)       Subject to Section 3.09 of these bylaws and to any express limitation on the proxy's authority appearing on the face of the appointment form, a corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

(9)       If an appointment form expressly provides, any proxy holder may appoint, in writing, a substitute to act in his place.

Section 3.08. Shares Held by Nominees.

(1)       The corporation may establish a procedure by which the beneficial owner of shares that are registered in the name of a nominee is recognized by the corporation as the shareholder. The extent of this recognition may be determined in the procedure.

(2)       The procedure may set forth (a) the types of nominees to which it applies; (b) the rights or privileges that the corporation recognizes in a beneficial owner; (c) the manner in which the procedure is selected by the nominee; (d) the information that must be provided when the procedure is selected; (e) the period for which selection of the procedure is effective; and (f) other aspects of the rights and duties created.

Section 3.09. Corporation's Acceptance of Votes.

(1)       If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith is entitled to accept the vote, consent waiver, or proxy appointment and give it effect as the act of the shareholder.

(2)       If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation if acting in good faith is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if: (a) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity; (b) the name signed purports to be that of an administrator, executor, guardian, personal representative, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment; (c) the name signed purports to be that of a receiver, trustee in bankruptcy, or assignee for the benefit of creditors of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment; (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney in fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote,

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consent, waiver, or proxy appointment; or (e) two or more persons are the shareholder as covenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

(3)       The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

(4)       The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

(5)       Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

Section 3.10. Action by Shareholders Without Meeting.

(1)       Any action required or permitted by the Act to be taken at any annual or special meeting of shareholders of the corporation may be taken without a meeting, without prior notice and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another office or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent is delivered in the manner required by this section, written consent signed by the number of holders required to take action is delivered to the corporation by delivery as set forth in this section.

(2)       Within 10 days after obtaining such authorization by written consent, notice in accordance with Section 607.0704(3) of the Act must be given to those shareholders who have not consented in writing.

ARTICLE IV

Board of Directors and Officers

Section 4.01. Qualifications of Directors.

Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Florida or shareholders of the corporation.

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Section 4.02. Number of Directors.

(1)       The board of directors shall consist of not less than one nor more than nine individuals.

(2)       The number of directors may be increased or decreased from time to time by amendment to these bylaws.

(3)       Directors are elected at the first annual shareholders' meeting and at each annual meeting thereafter unless their terms are staggered under Section 4.04 of these bylaws.

Section 4.03. Terms of Directors Generally.

(1)       The terms of the initial directors of the corporation expire at the first shareholders' meeting at which directors are elected.

(2)       The terms of all other directors expire at the next annual shareholders' meeting following their election unless their terms are staggered under Section 4.04 of these bylaws.

(3)       A decrease in the number of directors does not shorten an incumbent director's term.

(4)       The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected.

(5)       Despite the expiration of a director's term, he continues to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

Section 4.04. Staggered Terms for Directors.

The directors of any corporation organized under the Act may, by the articles of incorporation, or by amendment to these bylaws adopted by a vote of the shareholders, be divided into one, two or three classes with the number of directors in each class being as nearly equal as possible; the term of office of those of the first class to expire at the annual meeting next ensuing; of the second class one year thereafter; at the third class two years thereafter; and at each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire. If the directors have staggered terms, then any increase or decrease in the number of directors shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

Section 4.05. Vacancy on Board.

(1)       Whenever a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, it may be filled by the affirmative vote of a majority of the remaining directors.

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(2)       A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

Section 4.06. Compensation of Directors.

The board of directors may fix the compensation of directors.

Section 4.07. Meetings.

(1)       The board of directors may hold regular or special meetings in or out of the State of Florida.

(2)       A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the board of directors to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

(3)       Meetings of the board of directors may be called by the chairman of the board or by the president.

(4)     The board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

Section 4.08. Action by Directors Without a Meeting.

(1)       Action required or permitted by the Act to be taken at a board of directors' meeting or committee meeting may be taken without a meeting if the action is taken by all members of the board or of the committee. The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member.

(2)       Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date.

(3)     A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

Section 4.09. Notice of Meetings.

Regular and special meetings of the board of directors may be held without notice of the date, time, place, or purpose of the meeting.

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Section 4.10. Waiver of Notice.

Notice of a meeting of the board of directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 4.11. Quorum and Voting.

(1)       A quorum of a board of directors consists of a majority of the number of directors prescribed by the articles of incorporation or these bylaws.

(2)       If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the board of directors.

(3)       A director of a corporation who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless:

(a)       He objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting specified business at the meeting; or

(b)       He votes against or abstains from the action taken.

Section 4.12. Committees.

(1)       The board of directors, by resolution adopted by a majority of the full board of directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the board of directors, except that no such committee shall have the authority to:

(a)       Approve or recommend to shareholders actions or proposals required by the Act to be approved by shareholders.

(b)       Fill vacancies on the board of directors or any committee thereof.

(c)       Adopt, amend, or repeal these bylaws.

(d)       Authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the board of directors.

(e)       Authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

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(2)       The sections of these bylaws which govern meetings, notice and waiver of notice, and quorum and voting requirements of the board of directors apply to committees and their members as well.

(3)       Each committee must have two or more members who serve at the pleasure of the board of directors. The board, by resolution adopted in accordance herewith, may designate one or more directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

(4)       Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the board of directors not a member of the committee in question with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4.13. Loans to Officers, Directors, and Employees; Guaranty of Obligations.

Subject to the compliance with provisions of the Sarbanes-Oxley Act of 2002, the corporation may lend money to, guaranty any obligation of, or otherwise assist any officer, director, or employee of the corporation or of a subsidiary, whenever, in the judgment of the board of directors, such loan, guaranty, or assistance may reasonably be expected to benefit the corporation. The loan, guaranty, or other assistance may be with or without interest and may be unsecured or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section shall be deemed to deny, limit, or restrict the powers of guaranty or warranty of any corporation at common law or under any statute. Loans, guaranties, or other types of assistance are subject to Section 4.19.

Section 4.14. Required Officers.

(1)       The corporation shall have such officers as the board of directors may appoint from time to time.

(2)       A duly appointed officer may appoint one or more assistant officers.

(3)       The board of directors shall delegate to one of the officers responsibility for preparing minutes of the directors' and shareholders' meetings and for authenticating records of the corporation.

(4)       The same individual may simultaneously hold more than one office in the corporation.

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Section 4.15. Duties of Officers.

Each officer has the authority and shall perform the duties set forth in a resolution or resolutions of the board of directors or by direction of any officer authorized by the board of directors to prescribe the duties of other officers.

Section 4.16. Resignation and Removal of Officers.

(1)       An officer may resign at any time by delivering notice to the corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the corporation accepts the future effective date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.

(2)       The board of directors may remove any officer at any time with or without cause. Any assistant officer, if appointed by another officer, may likewise be removed by the board of directors or by the officer which appointed him in accordance with these bylaws.

Section 4.17. Contract Rights of Officers.

The appointment of an officer does not itself create contract rights.

Section 4.18. General Standards for Directors.

(1) A director shall discharge his duties as a director, including his duties as a member of a committee:

(a)       In good faith;

(b)       With the care an ordinarily prudent person in a like position would exercise under similar circumstances; and

(c)       In a manner he reasonably believes to be in the best interests of the corporation.

(2)       In discharging his duties, a director is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by:

(a)       One or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b)       Legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons' professional or expert competence; or

(c)       A committee of the board of directors of which he is not a member if the director reasonably believes the committee merits confidence.

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(3)     In discharging his duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

(4)       A director is not acting in good faith if he has knowledge concerning the matter in question that makes reliance otherwise permitted by subsection (2) unwarranted.

(5)       A director is not liable for any action taken as a director, or any failure to take any action, if he performed the duties of his office in compliance with this section.

Section 4.19. Director Conflicts of Interest.

No contract or other transaction between a corporation and one or more interested directors shall be either void or voidable because of such relationship or interest, because such director or directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose, if:

(1)       The fact of such relationship or interest is disclosed or known to the board of directors or committee which authorizes, approves or ratifies the contract or transactions by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(2)       The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(3)       The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the board, a committee or the shareholders.

Common or interested directors may be counted in determining the presence of a quorum at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

For the purpose of paragraph (2) above, a conflict of interest transaction is authorized, approved or ratified if it receives the vote of a majority of the shares entitled to be counted under this subsection. Shares owned by or voted under the control of a director who has a relationship or interest in the conflict of interest transaction may not be counted in a vote of shareholders to determine whether to authorize, approve or ratify a conflict of interest transaction under paragraph (2). The vote of those shares, however, is counted in determining whether the transaction is approved under other sections of the Act. A majority of the shares, whether or not present, that are entitled to be counted in a vote on the transaction under this subsection constitutes a quorum for the purpose of taking action under this section.

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Section 4.20. Resignation of Directors.

A director may resign at any time by delivering written notice to the board of directors or its chairman or to the corporation.

A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date, the board of directors may fill the pending vacancy before the effective date if the board of directors provides that the successor does not take office until the effective date.

ARTICLE V

Indemnification of Directors, Officers, Employees and Agents

Section 5.01. Directors, Officers, Employees and Agents.

(1)       The corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(2)       The corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other

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court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(3)       To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsections (1) or (2), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

(4)       Any indemnification under subsections (1) or (2), unless pursuant to a determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (1) or (2). Such determination shall be made:

(a)       By the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding;

(b)       If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

(c)       By independent legal counsel:

(i)       Selected by the board of directors prescribed in paragraph (a) or the committee prescribed in paragraph (b); or

(ii)       If a quorum of the directors cannot be obtained for paragraph (a) and the committee cannot be designed under paragraph (b), selected by majority vote of the full board of directors (in which directors who are parties may participate); or

(d)       By the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

(5)       Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons specified by paragraph (4)(c) shall evaluate the reasonableness of expenses and may authorize indemnification.

(6)       Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation pursuant to this section. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

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(7)       The indemnification and advancement of expenses provided pursuant to this section are not exclusive, and the corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

(a)       A violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful;

(b)       A transaction from which the director, officer, employee, or agent derived an improper personal benefit;

(c)       In the case of a director, a circumstance under which the liability provisions of Section 607.0834 under the Act are applicable; or

(d)       Willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

(8)     Indemnification and advancement of expenses as provided in this section shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

(9)       Notwithstanding the failure of the corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

(a)       The director, officer, employee, or agent if entitled to mandatory indemnification under subsection (3), in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

(b)       The director, officer, employee, or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the corporation of its power pursuant to subsection (7); or

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(c)       The director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in subsection (1), subsection (2) or subsection (7).

(10)       For purposes of this section, the term "corporation" includes, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, is in the same position under this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(11)       For purposes of this section:

(a)       The term "other enterprises" includes employee benefit plans;

(b)       The term "expenses" includes counsel fees, including those for appeal;

(c)       The term "liability" includes obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding;

(d)       The term "proceeding" includes any threatened, pending, or completed action, suit or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal;

(e)       The term "agent" includes a volunteer;

(f)       The term "serving at the request of the corporation" includes any service as a director, officer, employee, or agent of the corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries; and

(g)       The term "not opposed to the best interest of the corporation" describes the actions of a person who acts in good faith and in a manner he reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

(12)       The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

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ARTICLE VI

Office and Agent

Section 6.01. Registered Office and Registered Agent.

(1)       The corporation shall have and continuously maintain in the State of Florida:

(a)       A registered office which may be the same as its place of business; and

(b)       A registered agent, who, may be either:

(i)       An individual who resides in the State of Florida whose business office is identical with such registered office; or

(ii)       Another corporation or not-for-profit corporation as defined in Chapter 617 of the Act, authorized to transact business or conduct its affairs in the State of Florida, having a business office identical with the registered office; or

(iii)       A foreign corporation or not-for-profit foreign corporation authorized pursuant to chapter 607 or chapter 617 of the Act to transact business or conduct its affairs in the State of Florida, having a business office identical with the registered office.

Section 6.02. Change of Registered Office or Registered Agent; Resignation of Registered Agent.

(1)       The corporation may change its registered office or its registered agent upon filing with the Department of State of the State of Florida a statement of change setting forth:

(a)       The name of the corporation;

(b)       The street address of its current registered office;

(c)       If the current registered office is to be changed, the street address of the new registered office;

(d)       The name of its current registered agent;

(e)       If its current registered agent is to be changed, the name of the new registered agent and the new agent's written consent (either on the statement or attached to it) to the appointment;

(f)       That the street address of its registered office and the street address of the business office of its registered agent, as changed, will be identical;

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(g) That such change was authorized by resolution duly adopted by its board of directors or by an officer of the corporation so authorized by the board of directors.

ARTICLE VII

Shares, Options, Dividends and Distributions

Section 7.01. Authorized Shares.

(1)       The articles of incorporation prescribe the classes of shares and the number of shares of each class that the corporation is authorized to issue, as well as a distinguishing designation for each class, and prior to the issuance of shares of a class the preferences, limitations, and relative rights of that class must be described in the articles of incorporation.

(2)       The articles of incorporation must authorize:

(a)       One or more classes of shares that together have unlimited voting rights, and

(b)       One or more classes of shares (which may be the same class or classes as those with voting rights) that together are entitled to receive the net assets of the corporation upon dissolution.

(3)       The articles of incorporation may authorize one or more classes of shares that have special, conditional, or limited voting rights, or no rights, or no right to vote, except to the extent prohibited by the Act;

(a)       Are redeemable or convertible as specified in the articles of incorporation;

(b)       Entitle the holders to distributions calculated in any manner, including dividends that may be cumulative, non-cumulative, or partially cumulative;

(c)       Have preference over any other class of shares with respect to distributions, including dividends and distributions upon the dissolution of the corporation.

(4)       Shares which are entitled to preference in the distribution of dividends or assets shall not be designated as common shares. Shares which are not entitled to preference in the distribution of dividends or assets shall be common shares and shall not be designated as preferred shares.

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Section 7.02. Terms of Class or Series Determined by Board of Directors.

(1)       If the articles of incorporation so provide, the board of directors may determine, in whole or part, the preferences, limitations, and relative rights (within the limits set forth in Section 7.01) of:

(a)       Any class of shares before the issuance of any shares of that class, or

(b)       One or more series within a class before the issuance of any shares of that series.

(2)       Each series of a class must be given a distinguishing designation.

(3)       All shares of a series must have preferences, limitations, and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of the series, of those of other series of the same class.

(4)       Before issuing any shares of a class or series created under this section, the corporation must deliver to the Department of State of the State of Florida for filing articles of amendment, which are effective without shareholder action, in accordance with Section 607.0602 of the Act.

Section 7.03. Issued and Outstanding Shares.

(1)       A corporation may issue the number of shares of each class or series authorized by the articles of incorporation. Shares that are issued are outstanding shares until they are reacquired, redeemed, converted, or canceled.

(2)       The reacquisition, redemption, or conversion of outstanding shares is subject to the limitations of subsection (3) and to Section 607.06401 of the Act.

(3)       At all times that shares of the corporation are outstanding, one or more shares that together have unlimited voting rights and one or more shares that together are entitled to receive the net assets of the corporation upon dissolution must be outstanding.

Section 7.04. Issuance of Shares.

(1)       The board of directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, or other securities of the corporation.

(2)       Before the corporation issues shares, the board of directors must determine that the consideration received or to be received for shares to be issued is adequate. That determination by the board of directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and non-assessable. When it cannot

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be determined that outstanding shares are fully paid and non-assessable, there shall be a conclusive presumption that such shares are fully paid and non-assessable if the board of directors makes a good faith determination that there is no substantial evidence that the full consideration for such shares has not been paid.

(3)       When the corporation receives the consideration for which the board of directors authorized the issuance of shares, the shares issued therefor are fully paid and non-assessable. Consideration in the form of a promise to pay money or a promise to perform services is received by the corporation at the time of the making of the promise, unless the agreement specifically provides otherwise.

(4)       The corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the note is paid, or the benefits received. If the services are not performed, the shares escrowed or restricted and the distributions credited may be canceled in whole or part.

Section 7.05. Form and Content of Certificates.

(1)       Shares may but need not be represented by certificates. Unless the Act or another statute expressly provides otherwise, the rights and obligations of shareholders are identical whether or not their shares are represented by certificates.

(2)       At a minimum, each share certificate must state on its face:

(a)       The name of the issuing corporation and that the corporation is organized under the laws of the State of Florida;

(b)       The name of the person to whom issued; and

(c)       The number and class of shares and the designation of the series, if any, the certificate represents.

(3)       If the shares being issued are of different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences, and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder a full statement of this information on request and without charge.

(4)       Each share certificate:

(a)       Must be signed (either manually or in facsimile) by an officer or officers designated by the board of directors, and

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(b)       May bear the corporate seal or its facsimile.

(5)       If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid.

(6)       Nothing in this section may be construed to invalidate any share certificate validly issued and outstanding under the Act on July 1, 1990.

Section 7.06. Shares Without Certificates.

(1)       The board of directors of the corporation may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

(2)       Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on certificates by the Act.

Section 7.07. Restriction on Transfer of Shares and Other Securities.

(1)       The articles of incorporation, these bylaws, an agreement among shareholders, or an agreement between shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of the corporation. A restriction does not affect shares issued before the restriction was adopted unless the holders of such shares are parties to the restriction agreement or voted in favor of the restriction.

(2)       A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section, and effected in compliance with the provisions of the Act, including having a proper purpose as referred to in the Act.

Section 7.08. Shareholder's Pre-emptive Rights.

The shareholders of the corporation do not have a pre-emptive right to acquire the corporation's unissued shares.

Section 7.09. Corporation's Acquisition of its Own Shares.

(1)        The corporation may acquire its own shares, and, unless otherwise provided in the articles of incorporation or except as provided in subsection (4), shares so acquired constitute authorized but unissued shares of the same class but undesignated as to series.

(2)       If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation.

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(3)       Articles of amendment may be adopted by the board of directors without shareholder action, shall be delivered to the Department of State of the State of Florida for filing, and shall set forth the information required by Section 607.0631 of the Act.

(4)       Shares of the corporation in existence on June 30, 1990, which are treasury shares under Section 607.004(18), Florida Statutes (1987), shall be issued, but not outstanding, until canceled or disposed of by the corporation.

Section 7.10. Share Options.

(1)       Unless the articles of incorporation provide otherwise, the corporation may issue rights, options, or warrants for the purchase of shares of the corporation. The board of directors shall determine the terms upon which the rights, options, or warrants are issued, their form and content, and the consideration for which the shares are to be issued.

(2)       The terms and conditions of stock rights and options which are created and issued by the corporation, or its successor, and which entitle the holders thereof to purchase from the corporation shares of any class or classes, whether authorized by unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions, or conditions that preclude or limit the exercise, transfer, receipt, or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

Section 7.11. Terms and Conditions of Stock Rights and Options.

The terms and conditions of the stock rights and options which are created and issued by the corporation or its successor, and which entitle the holders thereof to purchase from the corporation shares of any class or classes, whether authorized but unissued shares, treasury shares, or shares to be purchased or acquired by the corporation, may include, without limitation, restrictions or conditions that preclude or limit the exercise, transfer, receipt or holding of such rights or options by any person or persons, including any person or persons owning or offering to acquire a specified number or percentage of the outstanding common shares or other securities of the corporation, or any transferee or transferees of any such person or persons, or that invalidate or void such rights or options held by any such person or persons or any such transferee or transferees.

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Section 7.12. Share Dividends.

(1)       Shares may be issued pro rata and without consideration to the corporation's shareholders or to the shareholders of one or more classes or series. An issuance of shares under this subsection is a share dividend.

(2)       Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless:

(a)       The articles of incorporation so authorize,

(b)       A majority of the votes entitled to be cast by the class or series to be issued approves the issue, or

(c)       There are no outstanding shares of the class or series to be issued.

(3)       If the board of directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date of the board of directors authorizes the share dividend.

Section 7.13. Distributions to Shareholders.

(1)       The board of directors may authorize and the corporation may make distributions to its shareholders subject to restriction by the articles of incorporation and the limitations in subsection (3).

(2)       If the board of directors does not fix the record date for determining shareholders entitled to a distribution (other than one involving a purchase, redemption, or other acquisition of the corporation's shares), it is the date the board of directors authorizes the distribution.

(3)       No distribution may be made if, after giving it effect:

(a)       The corporation would not be able to pay its debts as they become due in the usual course of business; or

(b)       The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

(4)       The board of directors may base a determination that a distribution is not prohibited under subsection (3) either on financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other method that is reasonable in the circumstances. In the case of any distribution based upon such a valuation, each

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such distribution shall be identified as a distribution based upon a current valuation of assets, and the amount per share paid on the basis of such valuation shall be disclosed to the shareholders concurrent with their receipt of the distribution.

(5)       Except as provided in subsection (7), the effect of a distribution under subsection (3) is measured;

(a)       In the case of distribution by purchase, redemption, or other acquisition of the corporation's shares, as of the earlier of:

(i)       The date money or other property is transferred or debt incurred by the corporation, or

(ii)       The date the shareholder ceases to be a shareholder with respect to the acquired shares;

(b)       In the case of any other distribution of indebtedness, as of the date the indebtedness is distributed;

(c)       In all other cases, as of:

(i)       The date the distribution is authorized if the payment occurs within 120 days after the date of authorization, or

(ii)       The date the payment is made if it occurs more than 120 days after the date of authorization.

(6)       A corporation's indebtedness to a shareholder incurred by reason of a distribution made in accordance with this section is at parity with the corporation's indebtedness to its general, unsecured creditors except to the extent subordinated by agreement.

(7)       Indebtedness of the corporation, including indebtedness issued as a distribution, is not considered a liability for purposes of determinations under subsection (3) if its terms provide that payment of principal and interest are made only if and to the extent that payment of a distribution to shareholders could then be made under this section. If the indebtedness is issued as a distribution, each payment of principal or interest is treated as a distribution, the effect of which is measured on the date the payment is actually made.

Section 7.14 Lost, Destroyed and Mutilated Certificates.

The registered owner of any certificated shares of stock of the corporation as reflected in the books and records of the corporation shall promptly notify the corporation and/or its transfer agent (with a copy to the corporation) in writing of any loss, destruction or mutilation of the certificate therefor, and the corporation may, or may cause its transfer agent to, issue a new certificate in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed. The board of directors may, in its sole discretion, require the registered owner of the shares represented by the lost or destroyed certificate, or his or her legal representatives, to give the corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the board of directors shall

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in its uncontrolled discretion determine, to indemnify the corporation against any and all claims that may be made against it and/or its agents on account of the alleged loss or destruction of any such certificate, or the issuance of such new certificate in replacement therefore. Upon receipt of such indemnification, in its sole discretion the board of directors may, on the corporation's behalf, indemnity the corporation's transfer agent against any and all claims that may be made against it on account of the alleged loss or destruction of any such certificate, or the issuance of such new certificate in replacement therefore.

ARTICLE VIII

Amendment of Articles and Bylaws

Section 8.01. Authority to Amend the Articles of Incorporation.

(1)       The corporation may amend its articles of incorporation at any time to add or change a provision that is required or permitted in the articles of incorporation or to delete a provision not required in the articles of incorporation. Whether a provision is required or permitted in the articles of incorporation is determined as of the effective date of the amendment.

(2)       A shareholder of the corporation does not have a vested property right resulting from any provision in the articles of incorporation, including provisions relating to management, control, capital structure, dividend entitlement, or purpose or duration of the corporation.

Section 8.02. Amendment by Board of Directors.

The corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action:

(1)       To extend the duration of the corporation if it was incorporated at a time when limited duration was required by law;

(2)       To delete the names and addresses of the initial directors;

(3)       To delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the Department of State of the State of Florida;

(4)       To delete any other information contained in the articles of incorporation that is solely of historical interest;

(5)       To change each issued and unissued authorized share of an outstanding class into a greater number of whole shares if the corporation has only shares of that class outstanding;

(6)       To delete the authorization for a class or series of shares authorized pursuant to Section 607.0602 of the Act, if no shares of such class or series have been issued;

(7)       To change the corporate name by substituting the word "Corporation," "Incorporated," or "Company," or the abbreviation "Corp.," Inc.," or Co.," for a similar word or abbreviation in the name, or by adding, deleting, or changing a geographical attribution for the name; or

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(8)       To make any other change expressly permitted by the Act to be made without shareholder action.

Section 8.03. Amendment of Bylaws by Board of Directors.

The corporation's board of directors may amend or repeal the corporation's bylaws unless the Act reserves the power to amend a particular bylaw provision exclusively to the shareholders.

Section 8.04. Bylaw Increasing Quorum or Voting Requirements for Directors.

(1)       A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed:

(a)       If originally adopted by the shareholders, only by the shareholders;

(b)       If originally adopted by the board of directors, either by the shareholders or by the board of directors.

(2)       A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the board of directors may provide that it may be amended or repealed only by a specified vote of either the shareholders or the board of directors.

(3)       Action by the board of directors under paragraph (1)(b) to adopt or amend a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

ARTICLE IX

Records and Reports

Section 9.01. Corporate Records.

(1)       The corporation shall keep as permanent records minutes of al meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation.

(2)       The corporation shall maintain accurate accounting records.

(3)       The corporation or its agent shall maintain a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

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(4)       The corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

(5)       The corporation shall keep a copy of the following records:

(a)       Its articles or restated articles of incorporation and all amendments to them currently in effect;

(b)       Its bylaws or restated bylaws and all amendments to them currently in effect;

(c)       Resolutions adopted by the board of directors creating one or more classes or series of shares and finding their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

(d)       The minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years;

(e)       Written communications to all shareholders generally or all shareholders of a class or series within the past three years, including the financial statements furnished for the past three years;

(f)       A list of the names and business street addresses of its current directors and officers; and

(g)       Its most recent annual report delivered to the Department of State of the State of Florida.

Section 9.02. Financial Statements for Shareholders.

(1)       Unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, the corporation shall furnish its shareholders annual financial statements which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the corporation on the basis of generally-accepted accounting principles, the annual financial statements must also be prepared on that basis.

(2)       If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation's accounting records:

(a)       Stating his reasonable belief whether the statements were prepared on the basis of generally-accepted accounting principles and, if not, describing the basis of preparation; and

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(b)       Describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

(3)       The corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the corporation to prepare its financial statements, if for reasons beyond the corporation's control, it is unable to prepare its financial statements within the prescribed period. Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him the latest annual financial statements.

Section 9.03. Other Reports to Shareholders.

(1)       If the corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the corporation, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders' meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(2)       If the corporation issues or authorizes the issuance of shares for promises to render services in the future, the corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the corporation, with or before the notice of the next shareholders' meeting.

Section 9.04. Annual Report for Department of State.

(1)       The corporation shall deliver to the Department of State of the State of Florida for filing a sworn annual report on such forms as the Department of State of the State of Florida prescribes that sets forth the information prescribed by Section 607.1622 of the Act.

(2)       Proof to the satisfaction of the Department of State of the State of Florida on or before July 1 of each calendar year that such report was deposited in the United States mail in a sealed envelope, properly addressed with postage prepaid, shall be deemed in compliance with this requirement.

(3)       Each report shall be executed by the corporation by an officer or director or, if the corporation is in the hands of a receiver or trustee, shall be executed on behalf of the corporation by such receiver or trustee, and the signing thereof shall have the same legal effect as if made under oath, without the necessity of appending such oath thereto.

(4)       Information in the annual report must be current as of the date the annual report is executed on behalf of the corporation.

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(5)       Any corporation failing to file an annual report which complies with the requirements of this section shall not be permitted to maintain or defend any action in any court of this state until such report is filed and all fees and taxes due under the Act are paid and shall be subject to dissolution or cancellation of its certificate of authority to do business as provided in the Act.

ARTICLE X

Miscellaneous

Section 10.01. Definition of the Act.

All references contained herein to the "Act" or to sections of the Act shall be deemed to be in reference to the Florida Business Corporation Act.

Section 10.02. Application of Florida Law.

Whenever any provision of these bylaws is inconsistent with any provision of the Act, as it may be amended from time to time, then in such instance Florida law shall prevail.

Section 10.03. Fiscal Year.

The fiscal year of the corporation shall be determined by resolution of the board of directors.

Section 10.04. Conflicts with Articles of Incorporation.

In the event that any provision contained in these bylaws conflicts with any provision of the corporation's articles of incorporation, as amended from time to time, the provisions of the articles of incorporation shall prevail and be given full force and effect, to the full extent permissible under the Act.

Section 10.05. Emergency By-Laws.

In the event of an emergency, as currently or hereafter defined or described under Section 607.02.07 of the Act, and if there are no officers or directors in office or serving based on death, incapacity or resignation, the corporation, acting through shareholders representing a majority in interest of shares and who purport to be shareholders of the corporation, shall have a right to designate one or more persons to serve as director or directors of the corporation until formal procedures can be established in order to elect a director or directors to serve on the board of directors of the corporation. In the event the number of shareholders shall ultimately be determined not to be a majority in interest of the shareholder interest of the corporation, the actions taken by such shareholders, on the good faith belief that they are acting as a majority in interest of the shareholders of the corporation, shall be deemed valid and proper.

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Section 10.06. Forum for Adjudication of Disputes.

Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Act, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located in the county in which the principal office of the corporation in the State of Florida is established, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 10.06 of Article X.

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